 NATIONWIDE(R) VLI
SEPARATE ACCOUNT-2
DECEMBER 31, 1996




                                    [LOGO]
                                   THE BEST
                                OF AMERICA(R)
                            LIFEPLANNING SERIES(R)


                                     '96


                                ANNUAL REPORT


--------------------------------------------------------------------------------

In cooperation with:
American Century(SM) Investments
Dreyfus Corporation
Fidelity Investments
Nationwide Advisory Services, Inc.
Neuberger &Berman Management Incorporated
Oppenheimer Management Corporation                 [NATIONWIDE LOGO]
Strong Funds                                 Nationwide Life Insurance Company
Van Eck Associates Corporation               Home Office: Columbus, Ohio
Van Kampen American Capital
Warburg Pincus Funds

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                                     [LOGO]

                        NATIONWIDE LIFE INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                                    [PHOTO]

                              PRESIDENT'S MESSAGE

                  On behalf of Nationwide Life Insurance Company, we are pleased to bring you the 1996 annual report of the Nationwide VLI Separate Account-2.

                  The U.S. economy is enjoying the rewards of a stable political system and a globally competitive business sector. These good times will last, although not all years will show the stellar performance of the last two years. 1997 may be the year in which normalcy will return.

                  The economic expansion has lasted six years already, and all resources are more or less fully employed. The job market in particular is showing some strains, and wages are rising a bit faster than before. Also, the competitive pressures from abroad are increasing due to a sharp rise in the exchange value of our currency. Business will be hard pressed under those conditions to continue showing above-average profit increases. For the economy as a whole, inflation has hit the low point in this business cycle and will slowly but surely be a more important variable for monetary policy.

                  In the last few years, and especially in 1996, our economy expanded faster than the natural rate of growth. This cannot continue without creating bottlenecks that in turn induce price increases. Either the economy will slow under its own weight or the Federal Reserve will have to step in. Some indicators point to a softening of business activity. But whether this is enough will be a close call.

                  Again, the long-term trend is very positive for the U.S., its business activity, and its financial markets. However, 1997 might turn out to have some more surprises than anticipated right now.

                              /s/ Joseph J. Gasper

                                  Joseph J. Gasper, President

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

CONTENTS

HOW TO READ THE ANNUAL REPORT ..........................................       4
     Explanation on how to read and understand
     the various financial reports


A FEW WORDS ABOUT OUR FUNDS ............................................       6
     Fund Objectives and Narratives
     written by the fund managers*

FUND PERFORMANCES ......................................................      36


STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY ...........      44


STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY .............................................      46


NOTES TO FINANCIAL STATEMENTS ..........................................      47


SCHEDULES OF CHANGES IN UNIT VALUE .....................................      54


INDEPENDENT AUDITORS' REPORT ...........................................      64

 * The discussions refer to two stock market indexes. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends. The Morgan Stanley Capital International Europe, Australia, Far East (EAFE) index is an unmanaged index of more than 900 companies from these regions. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

   The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.


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                         HOW TO READ THE ANNUAL REPORT


This Annual Report is sent to all customers who own a Nationwide life insurance contract with all or some of the funds in the Nationwide VLISeparate Account-2 (the Account). The Account is a separate account trust which offers investment options in thirty mutual funds from ten mutual fund houses. An explanation of the funds and their objectives can be found on pages 6 through 35.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, beginning on page 44, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1996. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 52.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 46, show the activity in the Account for the periods stated herein.

The Investment activity section shows the changes in unrealized gain (loss) of the mutual funds in the Account, realized gain (loss) as shares of the funds are bought (sold), mortality and expense charges which are assessed through the daily unit value calculations, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the receipt of purchase payments by the Account as new contracts are sold, existing contract owners deposit additional funds; and deductions from the Account when money is withdrawn, contracts are canceled, death benefits are paid, and other charges associated with the contract are assessed.

Net change in contract owners' equity equals Investment activity plus Equity transactions.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.


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

SCHEDULES OF CHANGES IN UNIT VALUE


As a contract owner, you invest in the mutual funds offered in your life insurance contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the three annual periods reported.

As you review the following pages of the Annual Report, the Notes to Financial Statements on page 47 will also help explain and clarify the various statements and schedules.


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A FEW WORDS ABOUT OUR FUNDS


[DREYFUS LOGO]

DREYFUS VARIABLE INVESTMENT FUND - GROWTH AND INCOME PORTFOLIO

OBJECTIVE - To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.

NARRATIVE BY DREYFUS CORPORATION
We are pleased to provide you with this report on Dreyfus Variable Investment Fund - Growth and Income Portfolio.

Since inception on May 2, 1994, the assets of the Portfolio have grown to $225.9 million as of December 31, 1996. With a mix of different sized companies included in the Portfolio, the average market capitalization of companies held in the Portfolio is less than the average of companies in the Standard and Poor's 500 Composite Stock Price Index.

During the fiscal year, our approach was to mix together some securities for growth and others for income. We have also included a mix of large capitalization stocks, mid-capitalization stocks and small capitalization stocks.

This mix of investments is illustrated by the largest common stock holdings in the Portfolio. Gannett is a major newspaper company, owning such properties as the newspaper "USAToday." UGI is a gas utility which also has an important investment in a propane company. Columbia/HCA Healthcare is the largest hospital company in the U.S. Merry Land &Investment is an apartment real estate investment trust. Nabisco Holdings, Cl. A is a major consumer products company. Viacom, Cl. B and Time Warner are large media companies whose stocks have been laggards in the market. International Game Technology provides equipment to the gaming industry worldwide. Computer Sciences provides computer management and outsourcing to many of the largest corporations in the U.S. and overseas. OfficeMax is a nationwide office supplies superstore company.

We believe that many of the securities currently held in the Portfolio have not fully participated in the powerful gains which have been realized in the stock market in the last few years. These positions contributed to the Portfolio's slight underperformance of its benchmark index. Some of them fit into the category of valuable business franchises which, we believe, are somewhat out of favor because of near-term disappointments.

We use a mixture of convertible securities, real estate investment trusts and utilities as a means of satisfying the income portion of the Portfolio's joint objectives of growth and income. Both the utility indexes and the convertible securities indexes lagged the return on the Standard and Poor's Composite 500 Stock Price Index in 1996, a year in which bond prices lagged behind stock prices, and therefore also contributed to the Portfolio's slight underperformance of that index. The Portfolio includes investments in the convertible securities of Thermo Electron, Airtouch Communications and Home Depot, among others.

Several long-term positive forces have provided a supportive background for the financial markets over the last several years. First, the trend of inflation has remained generally favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable and many U.S. companies are quite competitive with their foreign competitors.

We continue to believe that the period of strongest earnings growth in the U.S. economy is behind us. Corporate cost cutting is very far advanced in many companies as are the benefits of refinancing high cost debt. We believe that strong profit growth may become increasingly scarce over the next year.

We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of Dreyfus Variable Investment Fund. We will endeavor to realize

   "Standard &Poor's 500", "S&P 500(R)" are trademarks of the Standard &Poor's Corporation and have been licensed for use. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.


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


GROWTH AND INCOME PORTFOLIO (CONT'D)


favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

OBJECTIVE - To provide capital growth by investing in stocks that enhance the quality of life in America.

NARRATIVE BY DREYFUS CORPORATION
The strong performance of the Dreyfus Socially Responsible Growth Fund can be attributed to three basic factors: (1) superior stock selection, (2) focus on several strong sectors, technology, consumer staples, and financials, and (3) avoidance of lower quality companies with potential earnings disappointments.

The superior stock selection can be seen from a brief overview of several of the names that led the way for the period including BMC Software, 3Com, Computer Associates, EMC, Colgate Palmolive, Gillette, CPCInt'l, Citicorp, Greentree Acceptance Corp., SunAmerica, Bank of Boston, and Allstate. Each of these names not only outperformed the market but also outperformed their corresponding sectors. Each of these names exhibited superior earnings revisions during the previous six months and because of their earnings stability were rewarded by investors who remained skittish about the strength of the economy.

The sector overweighting decisions contributed nicely to performance as the fund was weighted heavily in three strong areas. Technology regained investor attention after a dismal performance in the second quarter as many came to the conclusion that a slowdown in the capital goods cycle would have a minimal adverse impact on these companies. We will continue to take some profits in this area on strength but will remain overweighted as we continue to like the long term picture for Technology. Consumer Staple stocks continued to attract interest because of the stability of their earnings although many are beginning to look pricey. The Financial or Interest-sensitive stocks benefited from a rebound in the bond market as the Fed decided to leave rates unchanged and reduce investor anxiety over the prevalence of inflation in this economy. We remain overweighted in this group as we feel that company specific fundamentals remain intact along with our belief that the long term direction of interest rates are lower.

The outlook for the stock market appears mixed to positive. Lower interest rates, modest economic growth, and continued money flows into mutual funds bode well for the market. However, somewhat extended valuations, the possibility of slowing economic growth and tough earnings comparisons for individual companies give us some concern. We look for 1997 to be a year for much more modest returns from the equity markets than 1996 or 1995 as a result of overall slowing economic conditions. The focus will continue to be on the ability of investment managers to outperform through superior stock selection.

We are confident that the continued application of our disciplined investment approach and strict adherence of your desires to invest responsibly will lead to a superior long term result for you, the shareholder. We thank you for your confidence in us and look forward to serving you well in the future.

DREYFUS STOCK INDEX FUND

OBJECTIVE - To provide investment results that correspond to the price and yield performance of the S&P 500.

NARRATIVE BY DREYFUS CORPORATION
The objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index, better known as the S&P 500.

The manager generally selects stocks for the Fund's portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the S&P 500, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the S&P 500.

The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. The Fund's ability to correlate its performance with the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 is calculated by Standard & Poor's Corporation, the timing of purchases and redemptions, the size of the Fund's portfolio, and the size of cash flow into and out of the Fund. There can be no assurance that the Fund's investment objective will be achieved and an investment in the Fund involves risks similar to those of investing in common stocks.

[FIDELITY INVESTMENTS(R) LOGO]

VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

AN INTERVIEW WITH STEPHEN PETERSON, PORTFOLIO MANAGER

NOTE TO SHAREHOLDERS: Stephen Peterson began managing the fund on January 6, 1997 and did not manage the fund during the past year.

Q. HOW DID THE FUND PERFORM, STEPHEN?

A. While performing well on an absolute basis, the fund underperformed the Standard &Poor's 500 Index which returned 22.95% for the 12 months ended December 31, 1996.

Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?

A. There are a couple of reasons. Primarily, though, it's because of the equity income style of investing that this fund follows. Equity income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.

Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING STOCKS?

A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.

Q. WHAT HOLDINGS DID PERFORM WELL?

A. Some of the fund's top holdings performed well. Specifically, General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, FNMA, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.

Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?

A. As an equity income manager my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.

Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?

A. I usually buy stocks that have dividend yield equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.

Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?

A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that


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

EQUITY-INCOME PORTFOLIO (CONT'D)


haven't performed well in the market
recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap, consistent earnings companies, it's quite difficult to outperform the general market, especially with the equity income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after two years of more than 20% returns from the overall market.


GROWTH PORTFOLIO


OBJECTIVE - Seeks to achieve capital appreciation.

AN INTERVIEW WITH JENNIFER UHRIG, PORTFOLIO MANAGER

NOTE TO SHAREHOLDERS: Jennifer Uhrig became Portfolio Manager of VIP: Growth on January 7, 1997, after the period ended.

Q. WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE, JENNIFER?

A. During the 12 months that ended December 31, 1996, VIP: Growth significantly underperformed the Standard &Poor's 500 Index, which returned 22.95% during the past one year.

Q. WHAT WERE THE CAUSES OF THE FUND'S RELATIVELY POOR PERFORMANCE?

A. There were three reasons for the fund's underperformance, and most of them came to the fore in the fourth quarter. First, the fund was significantly underweighted compared to the S&P 500 in financial services and energy stocks. Financial services was the best-performing group in the stock market in 1996. In fact, it was the only sector that outperformed the general market. However, financial services is not what one would typically consider to be a growth area, and the fund traditionally has not had a strong weighting in this sector. Second, the fund's cash position was high - over 9% both six months ago and when the period ended - while the market was very strong throughout. Third and perhaps most importantly, the fund had twice the index's weighting in retail. This sector as a whole performed poorly, and some of the fund's retail holdings blew up, including Sunglass Hut and CompUSA. So those are three key reasons why the fund lagged its index. It's worth noting, however, that most of the fund's underperformance came during the fourth quarter of the year.

Q. WHAT TYPE OF IMPACT DID THE FUND'S TECHNOLOGY INVESTMENTS HAVE ON
PERFORMANCE?

A. As it turned out, the technology investments were a negative, relatively speaking. With about 26% of its holdings in technology, the fund has about twice the weighting of its index in this market sector. While technology generally performed well, the sector's strength came from just a few very large capitalization stocks - including Intel, Microsoft and IBM. The fund did own these stocks, but was not overweighted in them. In retrospect, larger investments in these stocks would have helped the fund.

Q. WHAT WAS THE STORY WITH THE FUND'S HEALTH CARE POSITION?

A. Health care was a strong sector, with the drug stocks doing quite well, particularly in the second half of the year. Unit growth has been better than expected, and pricing has stabilized. So the earnings momentum across this sector has been strong. Drug therapy is just a lot cheaper than other types of therapy, such as hospitalization. Therefore, it is being recommended over hospital stays - hence the unit growth in prescription medicine. Drug stocks were also helped by the stock market's concern about the economy. Drug stocks such as Merck, Pfizer and Bristol-Myers Squibb are the ultimate non-cyclical or economically defensive investments, meaning that they are not influenced by the health of the economy. If your health is at risk, you'll spend money on medicine, whether the economy is strong, weak or in-between.

Q. HOW ABOUT RETAIL?

A. Retailers are early cyclicals - what I call the "front end of the economy." They typically lead economic cycles up and lead economic cycles down. In this respect, they're the other side of the coin from health care. People who are worried about the economy typically are not spending as much money on retail goods. I believe investors' concern about the health on the economy was justified by the relatively lackluster Christmas season for retail. The fund's overweighting in this sector hurt, and investments in PETsMART, Staples, Lowes and HFS - as well as Sunglass Hut and CompUSA that I mentioned earlier - dragged performance down.

Q. YOU MENTIONED FINANCIAL SERVICES STOCKS AS LEADING PERFORMERS DURING THE PERIOD? WHY DID THEY SHINE?

A. There were two reasons. First, interest rates went down; that usually helps this sector. Second, financial stocks had valuations that were low when compared to the rest of the market - about 12 times earnings, even after a strong run-up, versus over 17 times earnings for the general market. Fannie Mae - the Federal National Mortgage Association - and Citicorp were two of the fund's larger financial services holdings.

Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF THE YEAR, JENNIFER?

A. A lot depends on how well the economy does, and chances are it will be slower in 1997 than it was in 1996. I believe consumers are somewhat over-extended on their borrowing, and that's an environment that typically doesn't bode well for economic growth. Another argument for a slowdown in the economy also can be made based is that we're five years into recovery, which is a long time without a breather. I don't know if there will be a recession, but I can't really see the economy taking off a whole lot from the level it's at today. The good news is that growth stocks - because they tend to be less influenced by general cycles - can still do well if things slow down.


HIGH INCOME PORTFOLIO


OBJECTIVE - Seeks to obtain a high level of current income by investing primarily in high risk, lower-rated, high-yielding, fixed income securities, while also considering growth of capital.


AN INTERVIEW WITH BARRY COFFMAN,
PORTFOLIO MANAGER


Q. HOW DID THE FUND PERFORM, BARRY?

A. Last year was a good year for the high-yield market and the fund's performance reflects that. The fund performed well and outperformed its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 11.06% for the 12 months ending December 31, 1996.

Q. WHY DID THE FUND BEAT THE BENCHMARK?

A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed during the year, primarily due to the economy's continued strength and strong demand for high-yield bonds from mutual funds, pension plans and insurance companies. As spreads narrowed, lower-quality B-rated securities - which the fund emphasizes - did better than higher-quality BB-rated securities. The latter are much more sensitive to interest rate changes than B-rated securities, and went down in value when interest rates rose.

Q. WHICH HOLDINGS WERE AMONG THE FUND'S BEST PERFORMERS DURING THE YEAR?

A. Satellite company PanAmSat, the fund's largest holding, as well as one of its best performers. The company continued to post strong revenues and cash flows. In addition, the company announced a merger with a division of GM Hughes, giving its bonds an added boost. The fund's holdings in Harcor Energy, Inc. also performed well thanks to rising energy prices, its drilling successes and the relatively high coupon the bonds carried. The company also did an equity offering during the year to help it reduce its debt, which had a very positive effect on its bond prices.

Q. THE FUND'S STAKE IN STOCKS ISSUED BY HIGH-YIELD COMPANIES (THOSE WITH BELOW INVESTMENT-GRADE CREDIT RATINGS) ROSE DURING THE YEAR. HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?

A. Generally speaking, the fund's holdings in common stocks did well. One worth particular note was the stock of Flores &Rucks - another energy company - which more than tripled in price during the year. The fund also owned the high-yield debt issued by the company, which also performed relatively well. Another strong equity performer was Host Marriott. The full-service hotel industry had a tremendous year, benefiting from rising occupancy rates and the lack of any new supply in most major markets. The fund's debt holdings issued by Host Marriott also performed well.

Q. EVEN THOUGH THE HIGH-YIELD MARKET HAD A GOOD YEAR, THERE MUST OF BEEN SOME DISAPPOINTMENTS.

A. That's true, and two come to mind. First, bonds issued by Marvel Entertainment - best known for its comic books and trading cards - tumbled when the company declared bankruptcy. The fund no longer holds these bonds. The second disappointment was the fund's holdings in wireless cable companies. Investors had anticipated that the regional Bell operating companies would partner with these companies to deliver wireless cable services. But when some of those expected combinations failed to materialize, it sent shock waves throughout the industry. However, I continued to hold onto People's Choice and CS Wireless Systems because I felt that their balance sheets were solid enough to allow them to proceed on rolling out wireless cable services.

Q. AT THE END OF THE PERIOD, 11.69% OF THE FUND'S ASSETS WERE IN CASH OR CASH EQUIVALENTS. WHAT WAS THE RATIONALE FOR THAT?

A. There were several reasons. First, there were rather healthy new cash inflows coming into the fund at the end of the period. Second, as has been the case historically there was a relatively low level of news bonds issued in December. Finally, given current spreads, I was being very selective in adding new positions to the fund.

Q. WHAT IS YOUR OUTLOOK?

A. It's been a while since the high-yield market has witnessed credit spreads as narrow as they were at the end of the period. Given that, it's hard for me to be extremely bullish about the prospects for the high-yield market. However, I believe that there are still attractive opportunities out there. The economy looks like it is cooperating now, but given current spread levels and the increasing likelihood of a slowdown in economic growth in 1997, I'll likely look to relatively higher-quality companies in more defensive industries, such as media and telecommunications. In my view, the penalty for being wrong with riskier situations outweighs the potential rewards. As a result, capital preservation has become a priority and earning an attractive coupon could look favorable relative to the returns from other markets.


OVERSEAS PORTFOLIO

OBJECTIVE - To seek long term growth of capital primarily through investments in foreign securities.

AN INTERVIEW WITH RICHARD MACE, PORTFOLIO MANAGER

Q. RICK, HOW DID THE FUND PERFORM?

A. For the 12-month period that ended December 31, 1996, the fund outperformed the Morgan Stanley Capital International EAFE Index - which tracks the performance of stocks in Europe, Australia and the Far East. The index had a total return of 6.05% for the period.

Q. WHAT WERE SOME OF THE MORE SIGNIFICANT CHANGES YOU MADE TO THE PORTFOLIO OVER THE COURSE OF THE YEAR?

A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales in European cyclical stocks - which tend to benefit from a strong economy. This strategy has been effective in moving the fund into undervalued European equities that I believe have appealing risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.

Q. DOES THIS MEAN YOU HAVE A NEGATIVE VIEW ON JAPAN?

A. Not at all. In fact, I solidified the fund's position in what I consider my value holdings in Japan. These are companies that I believe will benefit from the weak yen, the recent Japanese economic revival, world economic growth and solid management intent on raising the value of their businesses. I only invest with conviction, and I believed in the fund's remaining Japanese holdings. Some examples included Toyota and Honda, and broad-based export companies such as Canon.

Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE . . .

A. Six months ago, I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor-performing subsidiaries and redeploying excess cash more efficiently.

Q. WHAT SPECIFIC TYPES OF COMPANIES DID YOU LIKE IN EUROPE?

A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell and British Petroleum.

Q. MANY OF THE FUND'S CANADIAN HOLDINGS ARE RELATIVELY NEW TO THIS PORTFOLIO. WHAT WAS THE STORY THERE?

A. Many Canadian oil and gas, natural resources and bank stocks were attractively valued during the period. Two additions included Canadian Natural Resources and Inco.

Q. DID YOU HAVE ANY DISAPPOINTMENTS?

A. Yes. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet, which is one of the fund's French holdings. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it's also been reported that the government will take steps to oust the management if they choose not to comply. I think it's unfortunate that the government is unduly influencing management's decision-making process.

Q. WHAT'S YOUR OUTLOOK?

A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. I think the key to a company's stock price will be the company's shareholder-friendly attitude, reflected in stock buybacks or a proactive management. Therefore, I will try to position the fund in companies that could benefit from economic growth and that are focused on providing returns for shareholders.


VARIABLE INSURANCE PRODUCTS FUND II


ASSET MANAGER PORTFOLIO

OBJECTIVE - To seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed income securities.

AN INTERVIEW WITH RICHARD HABERMANN, PORTFOLIO MANAGER, AS WELL AS GEORGE VANDERHEIDEN AND MICHAEL GRAY, SUB-MANAGERS FOR STOCKS AND BONDS, RESPECTIVELY

Q. HOW DID THE FUND PERFORM, DICK?

A. The fund continued to lag the stock market somewhat during the period. That's not altogether surprising, however, since the fund invests in both stocks and bonds, and stocks markedly outperformed bonds over the past year. The Standard &Poor's 500 Index had a total return of 22.95% for the 12 months that ended December 31, 1996. The fund benefited most from the performance of its equity investments, and performed in line with other flexible portfolios and with our expectations following a repositioning of the fund that we executed earlier in the year.

Q. CAN YOU ELABORATE ON THIS REPOSITIONING?

A. On the bond side, we focused on investment-grade, dollar-denominated securities, bringing the bond portfolio's duration - its sensitivity to changes in interest rates - in line with the bond market average as represented by the Lehman Brothers Aggregate Index. Our stock selection emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market. Fortunately, these kinds of stocks provided very strong performance in 1996.

Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD COMPARED TO SIX MONTHS AGO?

A. We aimed to bring the fund in line with the new neutral mix we have developed for the fund. As a result, the fund had about 47% in stocks, 32% in bonds and 21% in short-term money-market securities.

Q. WHAT HAS YOUR ASSET ALLOCATION STRATEGY BEEN OVER THE PAST SIX MONTHS?

A. We've kept the stock weighting fairly steady over that period. As I said, stocks performed very well. Stock prices rebounded starting in July, after it became evident that some negative corporate earnings reports were not indicative of the state of the overall market. A benign economic and interest rate environment helped stocks maintain their momentum through the last three months of the year. Federal Reserve Board Chairman Alan Greenspan's comments about the market's exuberance caused some short-term volatility in December, but the stock market rebounded fairly quickly. There were times when we added to the fixed-income component, buying bonds when they became undervalued during periods of market duress. Periodically, economic data that some feared signaled impeding inflation shook the market. Inflation is a negative influence on bond investing because it erodes the value of a bond's fixed payments. We added to the fund's position in investment-grade bonds when their prices fell and their yields rose in response to the economic data, enabling us to lock in higher yields on our new fixed-income investments. When yields subsequently fell, the value of the fixed-income investments we purchased earlier increased.

Q. HOW DID THIS FIT IN WITH THE WEIGHTING IN BONDS?

A. We reduced the fund's bond investments in order to take profits. In addition, the market's fears concerns about inflation, a rekindling economy and potential short-term rate increase have resurfaced, so it made sense to modestly decrease investments in bonds.

Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES HAVE YOU PURSUED?

A. I've sought to minimize the risk in the stock holdings because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how much times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market was paying for each stock's total return. At the end of September, Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris, on the other hand, was about $90 with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but these worries have been around for 15 years and this was the biggest gap between the two companies' price-to-earnings ratios. That's why I invested in Philip Morris and not Coca-Cola.

Q. WHAT DO YOU MEAN BY VULTURE INVESTING?

A. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel stock had dropped from $75 to $50 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. It does require patience.

Q. MICHAEL, WHERE HAVE YOU FOUND OPPORTUNITIES IN THE BOND PORTFOLIO?

A. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.

Q. WHAT MADE CORPORATE BONDS MORE ATTRACTIVE?

A. As Dick said, they became more attractive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. This is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of the optimism was a function of the eco-nomic environment, which has been fairly positive. Despite the bond market's inflation fears in the spring, the economy looked as if it were growing while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.

Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?

A. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings, and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.

Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?

A. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I found to be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those whose structure by nature would make them less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.

Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?

A. Twice this year, there has been real excitement in the stock market, in July and December. Both occasions were related to concerns about earnings. I think we'll find more risk in the markets. Sometimes people tend to forget that stocks, most importantly, are stocks of companies. So what we've been trying to get is a sense of what's going on. There might be a pick-up in the economy to sustain earnings, but in the short term, earnings disappointments will hit a stock hard. The stocks and markets that have done poorly are those that haven't met expectations. If the low-interest, low-inflation environment continues, earnings will be more crucial. That is, because of lower interest rates, there will be more of a reaction when earnings don't meet expectations. In addition, stock prices will be more sensitive to any changes in interest rates. As for fixed-income, we'll continue to keep on eye on the strength of the economy, and to look for value in the various sectors of the market.


CONTRAFUND PORTFOLIO


OBJECTIVE - Seeks to achieve capital appreciation.

AN INTERVIEW WITH WILL DANOFF, PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, WILL?

A. The fund slightly underperformed the Standard &Poor's 500 Index, which rose 22.95% during the 12-month period that ended on December 31, 1996.

Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PERIOD?

A. The market was more difficult to decipher in 1996 than it would appear, and for a couple of reasons. First, market breadth - meaning the number of stocks participating in the rally - was only fair, a surprise given the S&P's strong showing. Larger-capitalization companies led the way, and broader indices - particularly those reflecting mid-cap and small-cap performance - lagged behind. For example, the S&P rose almost 23% and the Dow Jones Industrial Index rose almost 29%, but the Russell 2000, measuring the performance of smaller-cap companies and the S&P MidCap 400 rose only 16.4% and 19.2%, respectively. Second, the sectors leading the market changed frequently, a situation we call market rotation. The technology sector - and particularly semiconductor stocks, for instance - was borderline schizophrenic, plunging by a third or more in July's correction after performing poorly during the six months up to that time, then rising significantly during the second half of 1996. It made for a challenging time for stock fund portfolio managers.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE SINCE YOUR REPORT TO SHAREHOLDERS EARLY IN THE SUMMER?

A. The fund's investments in the energy and energy service sector - about 24% of the fund's holdings on December 31 helped performance considerably. There's been considerable consolidation in the industry over the past decade, drilling capacity hasn't increased in years - so prices were high - and new technologies have reduced drilling costs; that's been a formula for solid earnings growth, and one not lost on investors. The sector as a whole rose about 45% during the year, and our holdings in Schlumberger, Halliburton, British Petroleum, Ensco and Unocal, among others, did well since the last report to you.

Q. YOU SIGNIFICANTLY INCREASED THE FUND'S HOLDINGS IN TECHNOLOGY FROM SIX MONTHS AGO. HOW DID IT WORK OUT?

A. I boosted the fund's technology holdings substantially since the summer correction, to over 15% of our investments from about 6% at the end of June. Intel and IBM, both among the fund's top five holdings, were tremendous performers; the former almost doubled in price in the second half of the year, while "Big Blue" jumped about 60%. EMC, a leader in storage systems and another top 10 holding, also almost doubled in price, with a nice run late in the year.

Q. DESPITE OUTPERFORMING ITS PEER GROUP, THE FUND MUST HAVE SUFFERED SOME DISAPPOINTMENTS. WHAT DECISIONS DO YOU REGRET?

A. While I reduced the fund's cash position from 15% six months ago to under 10% at the end of December, not being more fully invested in the stock market undeniably hurt the fund's performance. Given the market's strong performance, I estimate the fund's cash position detracted 2% from the fund's showing. A second decision I regret has to do with the technology sector. While it was the right call to keep my powder dry during the spring, I regret not moving faster and more authoritatively in building the fund's technology positions when these stocks were crushed during the summer correction.

Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF 1997, WILL?

A. While the current outlook for corporate profitability appears bright, I'm not willing to bet the ranch on it. On the one hand, I'm keeping the fund positioned to participate if the market continues its ascent in 1997. On the other hand, I'll attempt to dampen some of the downside risk should unforeseen events cloud the otherwise clean economic skies. While stocks could fall meaningfully if interest rates continue their recent rise, the past year's record-setting mutual fund inflows slow, or the strong U.S. dollar hurts corporate earnings growth, I still believe I'll be able to find investment opportunities to benefit the fund's shareholders.


[NATIONWIDE LOGO]

NATIONWIDE(R) SEPARATE ACCOUNT TRUST

CAPITAL APPRECIATION FUND

OBJECTIVE - To obtain long-term growth.

NARRATIVE BY CHARLES BATH, FUND MANAGER
The Capital Appreciation Fund benefited from the outstanding performance of Morningstar Group Inc. Morningstar is a specialty dairy company whose performance was hindered by the poor performance of its commodity milk business. The company recently sold the underperforming commodity businesses and used the proceeds to repay debt. The balance sheet is now greatly improved and earnings growth has accelerated. This is a good example of the type of investment situation I like to find for the portfolio. Morningstar is a high-quality specialty dairy company whose performance was masked by a poor performing commodity business. Once the underperforming division was divested the companies core profitability became apparent to investors.

Two recent additions to the Capital Appreciation Fund portfolio are Millipore and Pall. These are two high-quality filtration companies serving a variety of end markets. One of the attractive features of these two companies is their record of consistent earnings growth serving the high-growth electronics and health care markets. As their customers products have become more complex, the need for high-end filtration systems has increased. These companies are attractive for shareholders because they serve high-growth markets without the need to select successful new technologies. These companies serve a broad range of high technology companies. They can grow without the product obsolescence risk which is so common in high-growth technology markets.


GOVERNMENT BOND FUND


OBJECTIVE - To provide as high a level of income as is consistent with the preservation of capital.

NARRATIVE BY WAYNE FRISBEE, FUND MANAGER
During 1996 long-term and intermediate-term interest rates were significantly higher, reversing some of the decline in rates seen in the prior year. Bonds and bond funds were a relatively uninspiring investment alternative in this environment, especially given the second consecutive year of outstanding equity market performance. The price of the Government Bond Fund moved lower reflecting the move in the broad bond market, although this downward move was mitigated by investments in areas of the bond market that outperformed during the year.

Inflation always drives bond market values in the long-term, with the value of fixed coupons being eroded by higher levels of inflation. The expected level of inflation in the future is a key determinant of the direction of bond prices in the short-term. The actual reported inflation numbers have continued to show stable or even declining inflation rates in recent months, a positive sign for the bond markets.

Lower bond prices along with a stable inflation environment has created additional value in the fixed-income markets. The bond markets should be most attractive to those investors desiring lower levels of risk and/or higher levels of income than is available in the equity markets. Government bonds in particular are often appealing to risk-averse investors still interested in income.

The Government Bond Fund continues to be invested in sectors of the U.S. Treasury, government agency, and mortgage-backed markets that are perceived to be undervalued. Approximately one-third of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The yield on these conservatively-structured investments continues to make them attractive portfolio holdings. The portfolio also continues to hold several positions in callable Agency notes. Additional yield compensates the Fund for the risk of the bonds being redeemed early.

The portfolio manager attempts to add value to the Government Bond Fund by being invested in sectors of the market that are inexpensive on a relative value basis, while maintaining market exposure to assure a higher level of income and to take advantage of potential interest rate declines in the future.


MONEY MARKET FUND


OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER


For the last seven sessions the Federal Open Market Committee has left the Federal Funds rate unchanged. The last time the Federal Reserve changed the direction of the interest rates was in January 1996 when they lowered the Federal Funds rate to its current rate of 5.25% from 5.50%. Economic indicators throughout 1996 suggested that the economy was growing at a modest rate with low inflationary pressures.

Economists offered a mixed forecast for 1997. Week to week, economic indicators continue to paint an obscure picture as to the exact state of the economy.

At December 31, 1996, the Separate Account Money Market fund had assets of $984 million with an average maturity of 38 days. 92% of the Fund was invested in first tier commercial paper. Commercial paper continues to have a yield advantage over other money market instruments. The remaining 8% was invested in U.S. Government and Canadian Obligations.

The Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every issuer before investment.


SMALL COMPANY FUND


OBJECTIVE - To seek long-term growth of capital by investing in equity securities of small-capitalization companies

NARRATIVE BY NATIONWIDE ADVISORY SERVICES, INC.
1996 was a year that can be divided into two main segments from the point of view of small capitalization stocks. Through May 24, the Russell 2000 Index advanced 16%, solidly outperformed large cap indexes such as the S&P 500 and the Dow Jones and S&P 500, meanwhile, each gained more than 10% from their May highs.

The Small Company Fund's performance showed similar trends to that of the Russell 2000. Through May the Fund showed tremendous gains, outpacing the Russell index as well as the large cap market measures. Energy stocks led the way, as companies such as FLORES & RUCKS and NABHORS INDUSTRIES took advantage of strong gas prices to boost business results.

Gains were much harder to come by during the second half of the year, however. International markets were disappointing, with small cap stocks not participating in the general market gains in many European countries. After the midsummer decline, gains in U.S. holdings were achieved in selected sectors. Oil stocks continued to do well. Companies taking advantage of business outsourcing trends also were an important part of the Small Company Fund portfolio. An example is TELETECH HOLDINGS, a company which provides call centers and customer care solutions for Fortune 1000 companies.

For the year, the Small Company Fund outperformed the Russell 2000 Index. The Fund's Portfolio Managers continue to see attractive earnings growth and profitable investment opportunities in the small cap sector.

As of December 31, 1996, the Fund had 69.9% of net assets invested in domestic stocks, 15.6% in international stocks, and 14.5% in cash and short-term securities. The market sectors most heavily weighted among Fund investments were Oil &Gas/Energy, Financial Services and Healthcare.


TOTAL RETURN FUND


OBJECTIVE - To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER
The Total Return Fund's performance in 1996 was positively influenced by several sectors. The technology stocks it holds, such as IBM and Hewlett-Packard had strong gains. Financial stocks, including all the brokerage stocks, Mellon Bank, and Allstate Insurance also had good appreciation. The
drug stocks, particularly Warner-Lambert also   had good gains, as did several
chemical companies, including DuPont, Monsanto, Air Products and Crompton &Knowles. On the negative side, AT&T had very poor performance, with Sprint not a great deal better. MCICorp. was also having a poor year until the announced merger with British Telecom increased it to a more respectable result. The Fund currently has about an 8% weighting in these long distance stocks, and although we still think they are well positioned long term, and undervalued, fear of increased competition, plus poor reported results for AT&T led to a significant drag on Fund performance this year. Several other stocks in which we have significant positions, such as Equitable, Comcast, and PepsiCo, all of which we do like long-term, had either small losses or minuscule gains versus a very strong market this year, also inhibiting Fund results.

The Total Return Fund's strategy has always included a strong element of value. For most of 1995, and all of 1996, this type of strategy has been out of favor in the stock market. Momentum and indexing strategies have led to stocks with relatively high valuations performing well by going to even higher valuations. History, and numerous studies have repeatedly shown that investing in highly valued stocks is a risky and poor-performing long term strategy. Therefore, the Total Return Fund has stuck to its approach, and will continue to do so. This approach, especially in the recent environment of high relative valuations, has included more of buying stocks we like long-term, on news that disappoints short term investors. PepsiCo, Comcast and Olsten are examples of this, plus the more recent addition of Electronic Data Systems. We have also continued to add to our energy stocks, not because of disappointment but because of good long term fundamentals combined with still-attractive valuations.

While I would certainly like to see better performance from the Fund versus its peers and the market indexes, I believe this will come from continuing our current strategies, which are sound, and by continuing to pursue the Fund's objectives by taking on less risk, rather than more.


[NEUBERGER & BERMAN LOGO]
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


GROWTH PORTFOLIO


OBJECTIVE - The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average potential for long-term capital appreciation.

NARRATIVE BY MARK GOLDSTEIN, PORTFOLIO MANAGER
During 1996 three of our best performing sectors were financial services, technology and restaurants. One of the best performers was CKE Restaurants, which was taken over by new management about a year and a half ago. CKE's earnings have outperformed the esti-mates as a result of a good advertising campaign, updated menu selections and remodeling many of their restaurants.

The technology sector provided some winners during the year. In particular, Intel provided a large contribution to the fund in the third quarter. Its success can be partly attributed to continued demand by end-users in combination with lower prices. The second largest position in this industry at year end was KLA, a company that makes test equipment for semiconductor companies. KLA's earnings held up well during the year. Seagate, a disc drive company, also helped the Portfolio. Seagate was able to reduce costs, and benefit from continued end-user demand.

In the third quarter, the Portfolio seized an opportunity to purchase Philip Morris at a low relative valuation after a federal court decertified a class action suit brought by smokers seeking damages. This case sets a precedent in the industry and may influence future class-action suits.

In the consumer/retail sector, we added Staples to our portfolio. Staples is a leading factor in the office superstore segment. We believe that the pending merger with Office Depot will create significant cost savings, which we believe should enhance earnings growth over the next two years.

Two lagging sectors during the year were Communications and Healthcare. These two sectors comprised about 8%-10% of the portfolio during most of the year. Cable stocks went through their lowest valuations in 1996 due to worries about competition from the satellite industry. As a result, the Portfolio reduced its positions in TCI and sold out of TimeWarner. One exception is UKCable, a telephone, cable and Internet company based in the United Kingdom. They recently consolidated with Comcast, forming Comcast UK Cable Partners Ltd., which should help the company's valuations. We believe this stock should experience 40%-50% growth over the next two years.

The Portfolio increased its exposure to HMO's during the year. Overall, this industry did not contribute positively to the Portfolio during the year. Exceptions were PacifiCare, a Medicare HMO, and United Healthcare, a conventional HMO. Both of these positions were increased during the period and have experienced an upswing since June 30. While enrollment in HMOs continues to rise, their challenge will be to manage rising costs in a flat premium environment.


LIMITED MATURITY BOND PORTFOLIO


OBJECTIVE - To provide the highest level of total return, consistent with preservation of capital.

NARRATIVE BY TED GIULIANO, PORTFOLIO MANAGER
1996 ended on an upbeat note for the bond market and the AMT Limited Maturity Bond Portfolio as yields across the curve fell during the last four months of the year. Yields that we focus on, in the 1- to 5-year part of the curve, ended the year higher than at the start of the year. In between, however, the bond market was on a roller coaster ride with interest rates falling early in the period, then rising very rapidly, and finally reversing its course once again for the final rally. The management of our weighted average portfolio duration ("duration" is a measure of a portfolio's exposure to interest rate risk) during this period of volatility remained consistent with our trend-following style, and the Portfolio's risk level remained low compared to longer-duration bond funds. In the early portion of the year our duration was a relatively long 2.9 years on average as we took advantage of the falling rates at the end of 1995 and the beginning of 1996. When the trend reversed in February and March as a result of signs of increased economic growth, higher inflation expectations and comments by Fed Chairman Alan Greenspan, we shortened duration several times to
2.3 years in June. By September, the market had overreacted to the economic signals and, from a technical and fundamental standpoint, appeared undervalued. We then lengthened the Portfolio to just over 2.5 years in duration. Yields fell from this point through the end of the year which benefited the Portfolio due to the longer duration.

Corporate bonds remained the largest sector in the Portfolio as we continue to find value through our bottom-up bond selection process (looking at individual bonds rather than average sector prices) despite a generally expensive corporate market. The below investment grade segment of our holdings outperformed all other sectors due to the healthy market conditions in high yield as well as excellent individual security selection. Our research staff identified several bonds during the period which were underpriced relative to their credit fundamentals and which we added to the Portfolio. These included Tenet Healthcare, a leading hospital firm, which was placed on watch for potential upgrade by both S&P and Moody's. This caused the market to price these bonds at a tighter spread to treasuries resulting in significant outperformance versus the market. This segment of the portfolio ended the year at about 8% of the overall Fund. Investment grade bonds also performed well.

Restructuring at firms such as Tenneco Inc. and Alco Capital Resource, Inc. resulted in higher bond prices relative to comparable duration Treasuries.

Investments in mortgage-backed and asset-backed securities accounted for the majority of the remainder of the portfolio. The asset-backed securities accounted for the majority of the remainder of the portfolio. The asset-backed securities are all rated `AAA' and are backed by pools of credit card receivables, auto loans and leases, or equipment loans. While the increase in consumer delinquencies on credit cards has received a lot of media attention, the asset-backed securities in our Portfolio are of the highest quality. The bonds in our Portfolio have outperformed comparable duration treasury securities as the collateral backing of these securities performed well throughout the second half of the year within the bond market's and the ratings agencies' expectations. In addition, our commitment to 15-year and 7-year Agency Pass Through Mortgages added to the funds' return.


PARTNERS PORTFOLIO


OBJECTIVE - The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk.

NARRATIVE BY MICHAEL KASSEN & ROBERT GENDELMAN, PORTFOLIO CO-MANAGERS
The financial sectors made a positive contribution to the Portfolio in 1996. Specifically, we are positive about CITICORP. Many financial companies, including CITICORP, have instituted stock buyback programs which bodes well for valuations. In addition, the banking industry should benefit from strength in emerging markets and global relationships.

During 1996, the Portfolio was underweighted in the energy and technology sectors relative to the S&P "500." This hindered and helped the Portfolio respectively. The Portfolio continued to add selectively to its technology positions throughout the year. Two examples are Komag and KLA. We believed that some of these technology positions had long-term potential based on consumer demand.

In the third quarter, the Portfolio seized an opportunity to purchase Philip Morris at a long relative valuation after a federal court decertified a class action suit brought by smokers seeking damages. This case sets a precedent in the industry and may influence future class-action suits.

A recent edition to the Portfolio was Evergreen Media which operates 34 radio stations across the nation. Historically, radio has been a positive contributor because it is a legitimate cash flow business. Only one year out of the last 40 has spending on radio advertising dropped. Radio has become a more investable business over the last few years, as government regulations have eased regarding the number of radio stations a single entity can own in any one market. We believe radio is probably underpriced relative to the number of people you can reach.

In the retail sector, WalMart is an example of a position that was sold. The stock is being penalized by Wall Street because it has not continued its 20%-30% annual growth rate. The P/E multiple should range from 16 to 18. WalMart recently initiated a small buy back of their stock which should help to stimulate the price.

La Quinta Inns is a position that is attractive on a value versus cash flow basis. Its hotels (240 inns in 29 states), popular among business travelers in the Southwest, have undergone major renovations. La Quinta is completing a stock repurchase program authorized in 1995 and its board has authorized a second repurchase campaign of up to $10 million of company stock.


[OPPENHEIMER LOGO]
OPPENHEIMER VARIABLE ACCOUNT FUNDS

OPPENHEIMER BOND FUND

OBJECTIVE - Primarily seeks a high level of current income from investments in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective of high current income.

NARRATIVE BY DAVID NEGRI, FUND MANAGER
In spite of a somewhat difficult bond market this past year, Oppenheimer Bond Fund's performance was relatively strong. While rising interest rates hindered the performance of many other fixed income investments, our performance was positive. What's more, we continued to provide competitive monthly income over the period.

The Fund's strong performance can be attributed to two major factors. First, we maintained a defensive position and kept the portfolio's average maturity relatively short. Because shorter-maturity bonds are typically less sensitive to changes in interest rates, we avoided some of the price fluctuations associated with longer-term investments as interest rates rose throughout the year. This strategy also enabled the Fund to capture a competitive level of income.

The second factor that contributed to the Fund's positive performance was our strategic diversification over a variety of bonds. Overall, however, mortgage-backed securities were the strongest performers in the portfolio. As is typically the case, when interest rates rise, mortgage prepayment risk decreases because homeowners are less likely to refinance. In addition to offering less prepayment risk, mortgage-backed securities also paid very competitive income during the year and this further benefited the portfolio's performance.

In contrast, as interest rates climbed over the period, our existing holdings of U.S. Treasury bonds performed relatively poorly. Fortunately, by holding those bonds with shorter maturities, we were able to limit their negative impact on portfolio performance.

During the second half of the year, we focused on corporate bonds to capture as much income as possible. Specifically, we found the greatest potential in bonds issued by financial services firms and oil- and gas-related businesses. Within the financial services companies, corporate restructuring and consolidations have improved profitability and balance sheets, while advanced technology has strengthened the profits of many companies within the oil and gas industry.

As we move into 1997, we expect to see continued modest economic growth in the United States, accompanied by low inflation and flat corporate earnings. In an environment such as this, it does not seem likely that the Federal Reserve will cut interest rates.


OPPENHEIMER GLOBAL SECURITIES FUND


OBJECTIVE - Seeks capital growth by investing in a diversified portfolio of foreign and domestic stocks.

NARRATIVE BY WILLIAM WILBY, FUND MANAGER
The Fund performed well over the past year, despite difficulties in the foreign markets. By combining our theme approach with strong individual stock selection, we were able to produce solid returns for the year.

Despite on-again, off-again fears of too much or too little growth, the U.S. market has been the Fund's biggest contributor of positive return this year. Economic growth overseas has been weak, and most foreign markets lagged the U.S. despite their lower valuations. We attribute this to the universal focus of investors on "shareholder friendly" managements which are generally more numerous in the U.S. As European managements have moved to embrace "shareholder value", those markets began to perform while the less "shareholder oriented" managements in Asia lagged.

Our natural resources theme also provided some big winners during this period. Several years ago, we began to invest in oil service companies in Europe and North America. These companies, which specialize in deep-water drilling rigs, had seen a steady decline in day rates to well below replacement cost, while the demand for offshore drilling facilities increased. In 1996, day rates rose sharply along with the oil price, which in turn rose because of seasonally low inventory levels. Meanwhile, demand for oil in emerging economies has continued to grow unabated.

On the negative side, our Japanese holdings did not perform as expected. Although we correctly anticipated the economic recovery in Japan, and the positive impact it would have on corporate earnings, the market did not bounce back. In fact, it declined.

Going forward, we have recently added to our biotechnology holdings within our healthcare theme. Prior to the election, biotechnology stocks fell sharply on fears that a Democratic Congress might reintroduce a Clinton healthcare plan. We believed those fears were overblown and felt that the long-term fundamentals of these companies remained excellent. We used the sharp decline to buy into this sector before the election, and we are continuing to add shares where the fundamentals are strong.

As the global economic cycle continues to age, and stock valuations move higher, we have approached 1997 with caution. We believe, however, that the Fund's portfolio, with substantial investments in high-growth-potential stocks, continues to offer investors an outstanding opportunity both for diversification and long-term appreciation potential.

OPPENHEIMER MULTIPLE STRATEGIES FUND


OBJECTIVE - Seeks a total investment return (including current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, and "money market" securities. The current allocation of the Fund's portfolio aims to take advantage of current economic conditions while managing risk.

NARRATIVE BY RICHARD RUBINSTEIN, FUND MANAGER
This was a very positive year for Oppenheimer Multiple Strategies Fund. We attribute the portfolio's performance to a solid investment strategy designed to benefit from a diversified selection of bonds and our ability to take advantage of the strength of the domestic stock market.

Our bond selection strategy was by far the most notable contributor to the Fund's performance over the year. Specifically, our high-yield corporate and foreign bond holdings were the strongest components of the Fund. High yield bonds benefited from strong corporate earnings and refinancing and foreign bonds did well due to their higher yields.

There were also several interesting opportunities in emerging markets, particularly Argentina and Brazil. However, because foreign investments carry additional risks such as currency and political uncertainties, we tend to prefer Brady bonds, which are foreign securities that are partially backed by U.S. government bonds. By owning Brady bonds, we were able to capitalize on opportunities within emerging markets while reducing our currency risk.

Within our domestic equity holdings, technology, financial services and healthcare were the strongest performing sectors. Technology stocks were successful due to the development of efficiency-enhancing products, such as software programs and other applied technologies. Demand for these innovations has been strong, largely because they can help lower costs for businesses, while also improving their quality of service. One of the chief beneficiaries of these programs is the banking industry. Electronic banking and automated teller machines have greatly reduced the costs of delivering services. And fortunately, many banks have spent their increased cash flows wisely, by raising dividends and instituting stock buybacks.

Healthcare companies benefited during the period from renewed faith in the industry. Four years ago, with the advent of the Clinton administration, the industry was clouded with concerns about rising healthcare costs. We took advantage of some low-priced healthcare companies at that time, and those companies have since regained their stature.

Even though the Fund's international equity holdings contributed less to the portfolio's total return than did its U.S. equity component, our broad international investments added to the Fund's diversification. In addition, we've been able to locate some very good foreign stocks that were reasonably priced. Some of our recent additions include a large hotel chain and an English language newspaper in Hong Kong. We also purchased some energy companies in Canada because international energy companies are currently more appealing to us than their domestic counterparts.

Going forward, our performance will depend primarily on the stocks we choose for the portfolio. While many U.S. stocks currently appear overvalued, there are still growing companies that remain at reasonable price levels. So, despite a highly valued stock market, our long-term outlook is positive. We believe the Fund is diversified enough to weather any unforeseen economic changes with the opportunity for solid returns and reduced risk.


[STRONG LOGO]
STRONG DISCOVERY FUND II

OBJECTIVE - To seek maximum capital appreciation through investments in a diversified portfolio of securities.

NARRATIVE BY RICHARD STRONG AND CHARLES A. PAQUELET, FUND CO-MANAGER S
In managing the Strong Discovery Fund II, we strive to provide our investors with long-term capital growth.

We pursue our goal by investing primarily in the stocks for well-managed, small- and mid-cap growth companies, with a core commitment to larger, established companies to provide stability and diversification.

Our investment approach combines number-crunching research with on-site visits to the companies in which we invest. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected in historical financial statements.

A DIFFICULT FIRST HALF OF 1996 FOR THE FUND...
The Fund's charter gives us the flexibility to allocate assets away from stocks when we believe it is appropriate. Historically, when it appears the market has gotten ahead of itself, we've taken defensive positions to help protect capital. Early 1996 was one of those times.

The year began with investors having enjoyed one of the better markets on record. However, signs of economic weakness led us to anticipate a downturn in economic activity that would put corporate profits and the stock market at risk. Therefore, we decided to reduce the portfolio's commitment to stocks and invest the proceeds in U.S. Treasury bonds.

But as the first half of the year unfolded, a sharp rebound in economic growth fueled higher stock prices. Our decision to conservatively position the Fund prevented it from fully participating in the market's strong advances early in the year. In addition, interest rates rose as the economy recovered, which negatively impacted the Fund's bond holdings.

By March, we realized that our cautious stance was incorrect, and we began to reallocate the bond investments back into stocks. While the decision to return the portfolio to a normal position emphasizing stocks was sound, the timing was poor. In June and July, the market corrected sharply, impacting our area of emphasis - small and mid-cap growth stocks significantly. This sequence of events caused the Fund to under-perform the stock market and its peer group during the first half of 1996.

 ...A RETURN TO FORM IN LATTER PART OF THE YEAR
During the last five months of the year, the major stock indexes moved higher as corporate profits continued growing and inflation remained low, enabling the stock market to anticipate lower interest rates. However, the market's advance later in the year was concentrated in the stocks of large companies.

While the Discovery Fund II's "bread and butter" is smaller firms, the portfolio nevertheless performed well from August through the end of the year topping the performance of our Lipper peer group (12.59%) and enabling us to end the year in positive territory.

FOCUSING ON WHAT WE DO BEST
To a large extent, the Fund's improved performance during the latter stages of the year was due to our focusing on what we do best. Our true strength has always been identifying companies that are just starting to blossom and its typically been our adeptness at identifying good growers that has generated our greatest success over the years. To that end, we re-evaluated the portfolio from top to bottom to emphasize these strengths.

- BRICK-BY-BRICK RECOVERY PROGRAM. While we were disappointed by the Fund's first half performance, we avoided the temptation to make big bets in an effort to quickly catch up with the market. Rather, we chose to rely on our time-tested stock picking abilities to gradually close the gap.

- FACE-TO-FACE EVALUATION. We spent 2-3 days a week visiting companies, appraising management and generally "kicking the tires." Just since August, we have met with the management of over 150 companies.

- DIVERSIFY, BUT STAY FOCUSED ON SMALL AND MEDIUM-SIZE GROWTH COMPANIES. As mentioned previously, small companies are where we usually find the attributes we prize. To help ensure that we invest in these companies in a disciplined way, we modified the portfolio mix: one third in companies with a market capitalization less than $1 billion, one third committed to companies between $1-3 billion, and the final third invested in larger firms. (By comparison, the average market cap of companies in the S&P 500 is over $20 billion.)

- WELCOMED CHARLES "CHIP" PAQUELET. In August, Chip Paquelet was named portfolio co-manager of the Fund. Chip, whom I've worked with for more than eight years, managed the Strong Small Cap Fund from its inception on December 31, 1995 through August of 1996. His proven ability to identify attractive growth companies should be a great asset.

Having thoroughly gone through the Fund's holdings, we believe it is well-positioned to pursue its long-term growth goal.

WE SEE MANY OPPORTUNITIES AHEAD
Currently, we like the environment for U.S. stocks. The economy appears strong enough to support attractive growth in corporate profits, but not so strong as to trigger inflation and higher interest rates. In addition, valuations should benefit as baby boomers ratchet up their savings for retirement.

Large cap stock prices largely reflect this positive environment. But we believe the stocks of small and mid-size companies - our area of emphasis - still have room for strong gains. In fact, we've not had a problem finding attractively priced stocks with exciting growth prospects.

For instance, we estimate the average annual growth rate of the companies in the portfolio at 24% - more than twice that of the companies in the S&P 500 Index. Over time, we believe this superior growth should enable the Fund's performance to return to the strong relative and absolute level that existed prior to 1996. Your continued confidence is appreciated as we work to accomplish this.


STRONG INTERNATIONAL STOCK FUND II


OBJECTIVE - To seek capital growth. The Fund invests primarily in the equity securities of issuers located outside the United States.

NARRATIVE BY ANTHONY L.T. CRAGG, FUND MANAGER
By investing primarily in the stocks based outside the United States, the Strong International Stock Fund II pursues capital growth. The Fund provides convenient access to growth opportunities worldwide that, when compared to a U.S.-only portfolio, may increase return potential.

INTERNATIONAL STOCKS END HIGHER
On the whole, 1996 was a decent year for international stocks. The Fund finished the year with a return of 10.38%, which compared favorably with international stocks in general, as measured by the MSCI EAFE(TM) Index's 6.05% return for the same period.

This overall performance masks a somewhat difficult year for international investors, however. During the first six months of the year, foreign stock markets sustained a broad rally, particularly in Asia. The Fund's substantial weighting in Asia contributed to a gain of 13.46% for the period, compared to a gain of 4.52% for the MSCI EAFE(TM) Index.

But from June through October, many international stock markets began to falter. Asia was particularly hard hit, primarily due to political worries in Thailand and Indonesia, and a cooling off of earnings and exports throughout the Pacific Rim.

WE STAYED TRUE TO OUR STRATEGY
As you may be aware, we tend to use a "bottom-up" approach to stock investing. While global economic climates certainly play a part in our selection process, we place more emphasis on the strength and potential of individual companies than on the temporary environment of the countries in which we invest. This approach occasionally puts us at variance with conventional thinking, but it also helps us find attractive opportunities in places that others may overlook.

Our bottom-up approach played a large part in our strategy during the year. By and large, we did little to change our regional portfolio commitments, other than trim our Japanese holdings, which we believed had become fully valued.

- PACIFIC RIM - Throughout the fiscal year, we maintained a significant exposure to Pacific Rim countries. As stated earlier, these markets helped the Fund outperform the benchmark during the first half of the fiscal year, and hindered its performance during the second half. Concerns about these markets arose when their annual growth rates declined from 8%-9% to approximately 6%.

   We believe the downdraft in Asian markets will be short-lived, however...6% annual growth is still very attractive compared to America's projected growth rate of 3% annually, and less in Europe. Moreover, valuations in these markets have become even more attractive, and we intend to maintain a large weighting in the region.

- EUROPE - While Europe certainly doesn't appear to have the growth potential of the Pacific Rim, many of the portfolio's best performers were in Europe - an illustration of our "bottom-up" approach in action. Such stocks held during the year included Tomra, a Norway-based firm that manufacturers recycling machines for use by the public, and Simint, an Italian franchiser for Armani.

- LATIN AMERICA - We continue to underweight Mexico and some of the emerging markets in Latin America. While a few of these markets performed well during the fiscal year, we believe opportunities elsewhere remain just as attractive and less potentially volatile.

In our selections, we tended to emphasize small and mid-sized companies. We favor these companies because they tend to be very good at their particular business, which gives them outstanding growth poten-tial. In addition, they are a less obvious way to play larger themes. For example, we hold a pair of smaller Australian oil companies that we believe will benefit from the recent increase in oil prices. But they are relatively obscure, we have an opportunity to buy them for less than a more widely-followed company. Thus, our research can help add value to the portfolio.

OPPORTUNITIES REMAIN IN GLOBAL MARKETS
Foreign stock markets as a whole have underperformed the U.S. market for nearly two years. So a sense of impatience on the part of U.S. investors is understandable. However, investors must remember that patience is a key ingredient for success when investing in foreign markets. We don't know when they may begin to outperform domestic markets, but we do know that there are outstanding values now available internationally. We believe this is particularly true for small and mid-cap stocks. Going forward, we intend to use our research and stock selection abilities to take advantage of inefficiencies in these markets.

In addition, the reasons that make international investing so compelling for long-term investors remain in place:

- With the U.S. market at an all-time high, we believe investors both here and abroad may be prompted to look elsewhere for greater potential, which should help drive international stock prices higher.

- Many of these markets continue to grow more than twice as fast as mature markets.

- Investors have the potential to increase returns and lower overall portfolio volatility by diversifying a U.S. - only stock portfolio internationally.

As always, keep in mind that the Fund is likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.


STRONG SPECIAL FUND II, INC.


OBJECTIVE - To seek capital appreciation through investments in a diversified portfolio of equity securities.

NARRATIVE BY RICHARD WEISS & MARINA CARLSON, FUND MANAGERS
In pursuit of capital growth, the Strong Special Fund II, Inc. invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

STOCKS CLIMBED, BUT NOT SMOOTHLY
For the year, the market proved to be stronger than we expected. The broad-based S&P 500 Index returned 22.95% for the year. There were plenty of peaks and troughs on the way to that number, though. Small and mid-size stocks were powerful in the first several months of the year, then suffered around the middle of the year. They regained some of their footing, but ultimately large-capitalization stocks beat them for the year. Thus, the S&P MidCap 400 Stock Index's 19.20% gain trailed the broader S&P 500 Stock Index.

Our returns for the year were 18.5%. That's a robust figure, but it is a little below the returns of our benchmark, the S&P MidCap 400. This slight difference is not entirely surprising. The market has been entirely focused on earnings, with no regard to valuation, to which we pay close attention. Therefore, high-priced, momentum-driven stocks continued to move up as long as they delivered a certain level of earnings.

We positioned the fund somewhat defensively around the beginning of the second quarter. This kept the Fund from fully realizing the gains that many higher-priced growth stocks posted early in that quarter. It also protected the portfolio from the sharp declines that hit small- and medium-size stocks in the summer. The market rallied strongly in the second half of the year, but that rally got narrower as time progressed. The focus increasingly fell on momentum stocks - stocks that, for various reasons, attract intense investor interest.

MANY FACTORS CONTRIBUTED TO ROBUST RETURNS
The Fund benefited from more than our defensive stance at mid-year. Late in the summer we began to identify many solid opportunities, particularly in two sectors. After an early-summer downturn, technology began to recover, and rising natural-resource prices helped to strengthen energy stocks.

We've also been able to take profits in some areas. For example, over the course of the year we slowly reduced our sizable position in retail - an industry we consider one of our specialties. We had purchased these stocks based on our perception that the market was unduly pessimistic about their prospects. Our more optimistic view seems to have won out - and as the stocks have gone up, we have selectively sold them off.

APPLYING OUR DISCIPLINE IN TODAY'S MARKET
Both market forces and our stock-selection criteria have made certain parts of our portfolio especially attractive going into 1997. Our media stocks, for example, appear to have bottomed out early in 1996's fourth quarter. They were a drag on returns for most of the year, but now seem set for improved performance.

Although we don't see quite as many opportunities now as we did at points in 1996, we are pleased with the prospects for companies in some of the portfolio's main sectors. Technology is a good example. We have identified companies in some less traditional areas in this sector. We believe the performance of these companies is therefore not entirely tied to the larger industry's. Should another correction hit technology, these are the types of stocks that may be insulated from the damage.

As we seek out the best opportunities in the year ahead, we will place renewed emphasis on selecting high-quality companies for the portfolio - those companies with superior management teams and a competitive advantage within their industry. In a market full of lofty valuations, we feel it presents too much risk not to go with the best-quality companies.

Looking for high-quality management is consistent with our private-value approach to investing. We evaluate companies as if we were contemplating purchasing the entire firm, and determining the price we would be willing to pay (its private-market value). When a stock price does not reflect the strength of this private value - usually because not many analysts are paying attention to the stock - we will consider adding it to the portfolio.

OTHER POTENTIAL AREAS OF EMPHASIS
We're looking for growth cyclical stocks to add to the portfolio in the coming year. These are firms whose businesses are strongly correlated to the economy's growth, but do not fully depend on a fast-growing economy to increase earnings. The pricing on some of these issues reflects a somewhat negative opinion of the economic environment - perhaps more negative than conditions really warrant.

Over the next six months, we may also add to our foreign holdings. One reason for venturing abroad is that prices in the U.S. market are somewhat high, cutting down on the number of opportunities at home. At the same time, we are finding more suitable companies overseas.

We will be working to lower the Fund's median market capitalization. This figure has moved up a little recently, partly because of appreciation of the stocks in the portfolio and partly because of the nature of the opportunities we have found. By heightening our focus on smaller and mid-size firms, we plan to bring Fund's market cap down from its year-end level of $3.85 billion. (In comparison, the S&P 500 has a market capitalization of $24.5 billion.) We intend to keep the Fund in line with its historic character.


[AMERICAN CENTURY LOGO]
A MEMBER OF THE AMERICAN CENTURY(SM) INVESTMENTS FAMILY OF MUTUAL FUNDS.

TCI BALANCED

OBJECTIVE - To seek capital growth and current income.

NARRATIVE BY AMERICAN CENTURY(SM) INVESTMENTS, INC.
The TCI Balanced fund lost some ground in the fourth quarter as the equity portion, which is invested in rapidly growing companies of all capitalization sizes, failed to keep pace with the large cap dominated S&P 500. TCI Balanced continued to follow a two tiered approach to its equity holdings, maintaining a core position in high quality, large cap growth stocks, augmented by a more opportunistic weighting in rapidly growing mid cap stocks. The equity portion of TCI Balanced benefited from companies in the oil service and drilling industry, positions in large money center banks, and holdings in some of the large pharmaceutical makers - all of which added value to fund performance for both the quarter and the year. The foreign weighting was cut down to just over 5% of the portfolio, as the portfolio team found more attractive growth opportunities domestically. At year end, the fund was 60% invested in equity securities.

The fixed income portion of the fund is invested in high quality intermediate term bonds, maintaining a defensive stature. Currently, the fund holds, and is overweighted in investment grade corporate bonds to boost the yield. The duration of the fixed-income is positioned neutral compared with the intermediate benchmark. At year end, 39% of the fund was invested in bonds, with the remaining 1% in cash.


TCI GROWTH


OBJECTIVE - To seek capital growth by investing in common stocks (including securities convertible into common stocks) that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation.

NARRATIVE BY AMERICAN CENTURY(SM) INVESTMENTS, INC.
During the past year, TCI Growth has been the focus of considerable attention at the highest levels of American Century(SM) Investments. TCI Growth, a growth equity option is among our largest and most important funds.

We fully expect the fund to show greater volatility than the market in general, but to have the potential for greater returns. That this potential has not been met has been the source of deep concern for us. As a result of these concerns, we have taken steps we believe will improve the performance of the fund.

MANAGEMENT CHANGE: On June 30, 1996, the former lead manager of TCI Growth resigned the firm, and the fund's management was transferred to a portfolio team headed by Glenn Fogle, with oversight by Jim Stowers III, the lead manager for Ultra. The new team has been, and continues to be, responsible for managing Vista and Giftrust, two of American Century's more aggressive and well-known retail funds.


PORTFOLIO CHANGES:


SMALLER, FASTER GROWING COMPANIES: Almost immediately the new team began the process of restructuring the portfolio with an emphasis on smaller and faster growing companies. The average earnings growth rate of the portfolio increased to 74% on December 31 from a level of 7.6% on June 30 when the new team assumed responsibility.

INCREASED PORTFOLIO CONCENTRATION: The total number of stocks in the portfolio has been decreased - 74 companies present in TCI Growth on June 30, 1996 are no longer held. At the same time, the concentration on our best prospects has increased, with the top-10 holdings representing 34% of the fund's assets. This concentration is in line with our traditional portfolio management strategy at American Century.

Although these changes did not immediately improve fund performance, as the U.S. stock market environment in 1996 continued to favor larger companies with more predictable earnings, we believe the new team has repositioned the fund to be in a better position to meet expectations in the long term.

We hope you'll recognize that these changes in the fund demonstrate our commitment to seeing it live up to its full performance potential. We hope you will give the revitalized TCI Growth a renewed consideration in light of the expertise, commitment and discipline that Twentieth Century - now American Century - has demonstrated over the years. If, as some have predicted, there is to be a reversal away from the favor of large index names and toward smaller companies with increasing, quality earnings growth, then shareholders in TCI Growth may finally reap just rewards.


TCI INTERNATIONAL


OBJECTIVE - To seek capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

NARRATIVE BY AMERICAN CENTURY(SM) INVESTMENTS, INC.
The TCI International portfolio performed well ahead of the EAFE Index. While 1996 was a difficult year for international managers, given relatively low economic growth in Europe and Japan and the negative effects of a stronger USdollar, the portfolio team was able to add value due to astute stock selection and sector rotation among industry groups based on bottom-up fundamentals.

The Japanese market posted negative returns during the year in both local and US currency terms. The portfolio exposure to Japan was reduced from 29% to 20% and refocused on compelling growth situations during the year - with great companies and a poor market, our Japanese portfolio returns were especially flat. This was accomplished by focusing upon companies with monopolistic products that would stand up in the face of weak local economic growth. Selling Japanese technology holdings was also beneficial to the portfolio. Overall, technology stocks in the portfolio were reduced from over 20% at the beginning of the year to less than 10% at year end.

Assets were re-deployed from Japanese position sales into growing companies in Europe, with our largest increases in country exposure located in the United Kingdom and Germany. In the United Kingdom, there were no real themes to be cited, just attractive stock opportunities which paid off nicely. In Germany, our largest shift including building positions in auto stocks such as Daimler Benz, BMW and VW. The overall auto weighting in the portfolio increased to almost 12% by year end, as overseas auto makers began seeing the fruits of restructuring.

The other significant country exposure was an increase in the Canadian weighting form 5% to 13%. Many of the stocks added to the portfolio were energy stocks, including exploration, refining and natural gas. This was one of the best performing industry/sector groups for the portfolio during the year.

Healthcare stocks also added significant value during the year, especially drug companies with exciting pipelines of new drugs and better earnings due to restructuring. The healthcare exposure dropped during the year as several companies became fully valued relative to new purchase candidates. The other significant contributors to performance were stocks in the telecommunications and financial services industries.

Emerging market exposure in the portfolio was low during the year. Many emerging markets had positive performance largely as a result of an influx of funds rather than from improving company fundamentals. The portfolio continues to add value from stock selection by focusing on growing companies with sound fundamentals, and from risk reduction resulting from solid portfolio construction.


TCI VALUE


OBJECTIVE - Long-term capital growth. Income is a secondary objective.

NARRATIVE BY AMERICAN CENTURY(SM) INVESTMENTS, INC.
The TCI Value team follows the risk averse strategy of searching for attractively priced securities that offer a high probability of modest outperformance, rather than a modest probability of high outperformance. The fund has never wavered from its strategy of buying undervalued stocks - it has done so with proven success since its inception last May. The TCI Value fund's conservative posture prevented it from feeling the full impact of the turbulent July market pull-back, where it protected assets by falling less than the market, precisely as it is managed to do.

Although the fund looks like a mid cap value fund, it is important to recognize that the fund is only mid cap by necessity. In their search for value, the portfolio management team naturally steers away from the largest cap companies which have performed so very well over the past two years, simply because they are overpriced and are not good values. The fund is finding the best values in the middle capitalization area. TCI Value held positions in integrated energy which helped performance markedly throughout the year, yet the team lightened its weightings here as the sector had done so well. However, a lack of exposure to large banks, which have continued to do very well throughout the year, hampered the fund at the margin. While the fund held positions in several banks and other financials which performed admirably and added significant value, fund positions were somewhat lighter than the market which also hurt modestly on a relative basis. One of the most positive factors for Value this year, was the fact that the fund owned a below average number of poor performing companies. Even for those companies which did suffer disappointing performance, the team stuck with those who maintained their fundamentally sound businesses along with undervalued characteristics.


[VAN ECK LOGO]
GOLD AND NATURAL RESOURCES FUND

OBJECTIVE - To seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal.

NARRATIVE BY DEREK S. VANECK, PORTFOLIO MANAGER
1996 was a year of mixed results for natural resources/hard assets. Some sectors, such as energy and real estate, ended the year with exceptional returns and outperformed the S&P 500, while others, such as precious metals, were in the doldrums. During the year, a reallocation on the Gold and Natural Resources portfolio encompassing several other hard asset sectors helped the Fund's performance. We are pleased to report that the Van Eck Gold and Natural Resources Fund achieved a total return of 18.0% for the year ended December 31, 1996.

The Fund's strong performance was fueled by exceptional returns in the energy sector, which was the Fund's largest and best performing sector by year end with an approximate 40% allocation. Returns were driven by stronger commodity prices, successful application of technology to exploration efforts, and the cost reduction that this application of technology brings to exploration and development efforts.

In 1996, crude oil prices averaged more than $4 per barrel higher than in 1995. Reasons included a combination of a stronger demand brought on by economic growth in Asia and a cold winter in the U.S. and Europe as well as production delays in the non-OPEC countries and a lack of Iraqi exports for most of the year. Natural gas prices were also sharply higher due primarily to a cold winter in the Northeast and Midwest, which depleted inventories. Moreover, ongoing advancements in technology continued to improve efficiencies and exploration results. One estimate shows drilling success rates doubling in the past ten years due to technological changes. The Fund's energy holdings benefited from these trends. For example, United Meridian Company, a U.S.-based company with properties off the African coast, also saw its stock soar almost 200%. On the service side, drilling stocks, such as Falcon Drilling, were standout investments as well.

Real estate securities in the U.S. were added to the portfolio during the year, and although they remain a relatively small portion of portfolio assets (8.5% at year end), they contributed to performance. U.S. Real estate investment trusts, or REITs, gained approximately 35% for the year as fundamentals continued to improve. Moreover, REITs finished the year on a strong note, with fund flows into U.S. REITs accelerating significantly during the fourth quarter.

Disappointing sectors included industrial metals and forest products and paper. Industrial metals and paper shares had negative performance as the underlying asset prices declined. Prices of industrial metals fell almost 9%, while pulp prices dropped nearly 50% from the high set late in 1995. In both industries, supply growth outstripped demand. In addition, both sectors endured severe inventory corrections on both the producer and consumer levels. These two factors resulted in a loss of pricing power, causing earnings to decline significantly. Fortunately, our allocations to these sectors were low, at less than 5% and 7% of assets in each, respectively. The investments we did hold in these sectors were stocks of companies that held up well in this environment, namely low-cost producers and companies with undervalued assets. (For example Rayonier, a forest product and paper company, and Fort Howard, the lowest-cost commercial tissue producer.)

Gold started the year on a strong note, jumping to $417 per ounce in the first quarter, but it gradually fell in price throughout 1996, finishing the year at $370, down 5%. Several factors contributed to the sell-off in gold. With low inflation dominating the monetary picture, investment demand, a primary price factor, was weak. Real short-term interest rates were positive, putting a high opportunity cost on holding gold, and currency stability reigned. Further, an increasing number of central banks, particularly in Europe, sold large amounts of their gold reserves. Finally, after two years of declines, mine production rose despite lower output from the world's largest supplier, South Africa, where production dropped by 30 tons. The Morgan Stanley Capital International Gold Mines Index declined 2.8% in 1996. Our reduction of the Fund's weighting to gold stocks from approximately 50% in the beginning of the year to just over 30% by year end had a very positive effect.

THE OUTLOOK
In 1997, we believe certain natural resource/hard asset sectors will again outperform financial assets, although we do not expect a repeat of some of the exceptional returns of 1996. The supply and demand fundamentals that helped the Fund register solid investment results remain firmly in place.

Our strategy will be to maintain a high energy weighting due to the sector's excellent fundamentals. We remain optimistic about the oil services and drilling sector, a group for which we believe there is significant upside potential. The same factors that drove energy returns last year-strong commodity prices (although we do not believe the market can sustain the commodity price levels witnessed at year end), good exploration success and improved demand for services and equipment-should continue this year. Our focus remains on companies with good exploration success probabilities-and away from companies with high commodity exposure. In the oil service sector, fundamentals remain stronger than at any time in the past 15 years.

Expecting strong returns on real estate investments, we plan to increase the portfolio's weighting to this sector. Fundamentals in the U.S. commercial property markets are attractive. Vacancy rates overall are down substantially in many markets while new supply is relatively minimal.

In our opinion, global growth will be healthy. The monetary environment is extremely stimulative and central banks around the world are cutting interest rates. Increased liquidity has been finding its way into financial assets, but over the next year, we expect to see much of that money going into the real economy, pushing economic growth higher, with the emerging market countries showing strength considerably higher than that of the industrialized world. China is likely to grow by 10% next year, growth in developing Latin America should accelerate from 0.9% in 1995 to 4% in 1997 and Eastern Europe should grow at 4%, up from 0.4% this year. Raw materials are essential to the building of developing economies. Therefore, strong economic growth leads to increasing demand and higher prices for hard assets.


WORLDWIDE BOND FUND++


OBJECTIVE - To seek high total return through a flexible policy of investing globally, primarily in debt securities.

NARRATIVE BY MADIS SENNER, FUND MANAGER
Compared to the strong returns recorded in 1995, most major bond markets registered modest gains last year, which were reduced in dollar terms due to strength of the U.S. currency. Several "peripheral," higher risk European markets fared well, but a rise in U.S. interest rates due to stronger-than-expected economic growth dampened the performance of domestic bonds. In this environment, the Worldwide Bond Fund had a total return of 2.5% for the year ended December 31, 1996.

BOND MARKET REVIEW
During the first month of the year, bonds in most major markets were in a relatively narrow trading range. Then, in February, U.S. interest rates increased sharply due to a surprisingly strong January employment report. The rise in U.S. rates and subsequent downturn in the U.S. bond market sparked a sell-off in many major international markets during the first quarter. The trend toward higher rates continued into the second quarter, aided by higher-than-expected oil prices. By June 12, the yield on the 30-year U.S. Treasury bond hit 7.19% (its high for 1996) after being

++Formerly Global Bond Fund

as low as 5.95% on the second trading day of the year, January 3.

To protect shareholder capital during the rise in rates, we employed a defensive investment posture. In February, we reduced the Fund's average duration to as low as three years. We also decreased the Fund's exposure to domestic bonds and, later in the first half of the year, added substantially to our positions in Canada and the United Kingdom, both of which witnessed solid performance (which, for the UK market, unlike most others, was augmented by a strong pound.) Our rationale hinged on developments likely to have positive implications for these markets: Canada would benefit from solid economic fundamentals and the governments commitment to eliminate the budget deficit by the year 2000. The UK market would benefit from an environment of low inflation, strong currency and improving consumer confidence.

Although the Federal Reserve did not raise short-term interest rates in 1996, fears of a rate hike hung like a cloud over the U.S. and international bond markets following the rise in long-term interest rates during the first half of the year. Stronger-than-expected employment numbers in July and August added to the concern, but the Federal Reserve maintained a neutral monetary policy due to other data that showed inflation was still under control. (For example, in August, the government reported that the unemployment rate plunged to 5.1%, its lowest level in seven years.) The end result for a volatile U.S. bond market was a lackluster return of 2.7% for the year. A SUBSTANTIAL POSITION IN U.S. BONDS, ALTHOUGH ACTIVELY MANAGED, HAD A NET DAMPENING EFFECT ON FUND PERFORMANCES.

Some of the Fund's best results came from its investments in peripheral European bonds, such as those of Italy, Spain and Sweden. Sluggish economic growth and low inflation led to lower interest rates in many countries on the Continent. In turn, most European markets achieved moderately positive returns in local currency terms. The European markets were further helped by increasing optimism for economic union. Peripheral markets recorded the most impressive gains. Yields in these markets converged toward those of the higher-quality, core European markets, due to a growing belief among investors that peripheral markets will meet the Maastricht criteria for European Monetary Union (EMU). At year end, the Fund had approximately 15% of total assets allocated to these peripheral markets.

Early in the year, we liquidated the Fund's relatively small position in Japanese bonds (which had a posi-tive performance of 5%+ in yen terms, but declined 6.5% in U.S. dollar terms) as the economy began to overheat. Later in the year, we began purchasing Japanese bonds again based on signs of continuing economic weakness, which leads to lower interest rates and higher bond prices. However, given the extreme volatility in the Japanese market of late, we intend to maintain a "wait-and-see" approach toward Japan before committing new funds to this market.

CURRENCY REVIEW
In 1996, the U.S. dollar showed strength against most of the major currencies. For example, the dollar was up 10.8% against the Japanese yen and 6.7% against the German mark. The only major currencies in the G-7 to show consistent strength against the dollar were the British pound and the Italian lira, which advanced 10.5% and 4.5%, respectively, versus the greenback. The dollar's relative strength against most major currencies dampened the positive returns for U.S. Investors. The Fund's relatively high cash position on several occasions throughout the year enabled us to limit losses due to currency fluctuations.

OUTLOOK
Looking ahead, our forecast for the global bond markets is encouraging. We believe the slow growth, low inflation environment in Europe will continue to bode well for bonds there, and we intend to continue favoring European issues. We expect the U.S. bond market to remain somewhat volatile. While U.S. inflation still appears to be under control, the general direction of the economy and long-term interest rates is still uncertain. However, we also believe the worst of the domestic bond market decline may be behind us.


WORLDWIDE EMERGING MARKETS FUND


OBJECTIVE - Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

NARRATIVE BY GARY GREENBERG, FUND MANAGER
We are pleased to report that the Van Eck Worldwide Emerging Markets Fund rose 26.8% in its first year, substantially outperforming the MSCI Emerging Markets Free Index, which rose 3.2%. The Lipper - Emerging Markets Fund Index rose 12.2% for the year.

Selected emerging markets did well last year as investors discovered that they offered companies with superior growth prospects and moderate valuations. Latin American equities produced excellent gains on balance, increasing 22% for the year as many countries there showed signs of strong recovery after 1995 recessions. In Asia, there was a marked difference in the year's performance among various markets, with some Asian markets, such as Hong Kong, Malaysia and Indonesia, gaining in excess of 20% for the year, while Thailand, Singapore and Korea had fairly dramatic declines. In Eastern Europe, many markets had spectacular gains, with Russia leading the way, up 164%.

The Fund's strong performance was due both to stock selection and country allocation. Although Argentina did well, gaining just over 20% for the year, our holding in Patagonia, the supermarket chain, did considerably better rising 129% since we purchased it in May. Chinese stocks did extremely well during the year, rising over 150% as interest rates declined and there was renewed confidence in the macroeconomic management of the country. Our position in Fangda, a manufacturer of building materials in Shenzen, rose 177% in less than six months. Computerland, a systems integrator in Poland, gained 42% since we bought it in July, outpacing the Polish index's gain of 11%. The Fund's holdings in Russia rose dramatically, led by GUM, the department store in Red Square, which rose 103% from May to September (the time period during which we held the stock).

The Fund uses a "top-down" discipline to screen out countries where political or economic risk is considered to outweigh the prospects of individual companies, and to identify fertile regions for investment. Last year, we screened out South Africa (due to a deterioration of economic prospects) and Thailand (as a property glut there threatened the banking system), despite their high weighting in most emerging markets indices. We were intrigued, however, by what looked like bargain-level stock valuations in Russian, Brazilian and Egyptian stocks. This led us to look closely at these countries to see if their economies appeared to contain "turnaround" potential. Our initial expectations were confirmed as we determined that the likely direction of government policy was toward economic modernization. An analysis of the fundamentals of certain individual stocks, such as Irkutskenergo (a utilities company) and GUM in Russia, Telebras (telecommunications) and Cemig (electricity) in Brazil, and Eastern Tobacco and Commercial International Bank in Egypt, showed exceptional promise. These were undervalued stocks in cheap markets with good prospects for growth. Our positions in each of these stocks did well.

The fund ended the year with significant weightings in Mexico, Brazil, Hong Kong, Russia and Egypt. Mexican interest rates remain high, but began to decline late in the year and we believe the worst is over for the banking system. The Mexican economy is picking up steam and contains a number of strong companies with excellent management and accelerating earnings growth. Brazil has successfully brought inflation down from several thousand percent to the low teens. We believe the upcoming privatization of electric and telephone utilities will be done at significant premia to current market valuations. Hong Kong's hand-over to China will be a non-event, in our opinion, as evidenced by a strong property market and buoyant automobile sales. Russian stocks, while carrying significant risks, are priced at a small fraction of their replacement value, a situation that is certainly not the case in the U.S., where the market trades at a premium. Egypt has a dynamic privatization program in place and stocks there appear attractively valued. Yields are high, inflation is low and earnings are growing at a reasonable rate.

We believe that the outlook for emerging markets in 1997 remains positive. Global interest rates should remain steady and inflation's downward trend in many emerging markets over the past five years appears set to continue. Asia's tigers tightened monetary policy in 1996 in order to squeeze out excess growth and experienced a new spurt of non-inflationary growth later in the year. Eastern Europe continues to progress steadily along the path of recovery, as do many of the Latin American countries. Finally, Mediterranean Europe and North Africa are also beginning to grow again.

Emerging markets are risky. Although the Fund invests in a large number of geographically diverse markets, world events can at times cause markets to decline simultaneously. While historically, emerging markets have performed well compared to developed markets, it is essential to maintain a long-term perspective when investing in this area. It is with this long-term perspective that we manage the Fund and remain confident about the future.


[VAN KAMPEN LOGO]
REAL ESTATE SECURITIES FUND

OBJECTIVE - To achieve long-term growth of capital through investing in publicly traded real estate securities. Current income is an important secondary consideration.

NARRATIVE BY VAN KAMPEN AMERICAN CAPITAL
We seek to achieve our objective by creating a diverse portfolio of securities of companies operating in the real estate industry, including real estate investment trusts, or REITs. REITs are companies that own, acquire, develop and manage real estate like any other operating company.

Before picking the stocks for our portfolio, we first decide which property sectors are most attractive from a supply/demand point of view; then, we must also ascertain which geographic regions within that sector are exhibiting what we believe are the best real estate fundamentals. At that point, we choose stocks on the basis of a comparison of their share price to our estimate of intrinsic value. Intrinsic value is primarily a function of the estimated liquidation value of the underlying assets together with a view towards potential future growth in value.

As of December 31, 1996, the portfolio was comprised of about 45 companies and 10 different property sectors. Our three largest property sector weights were office/industrial at 26.1%, retail at 22.5%, and apartments at 19.5%. The portfolio was moderately underweight retail, market weight apartments and overweight the office/industrial sectors during 1996.About 40% of the portfolio is comprised of companies with a nationwide focus. Another 15% of the portfolio is made up of stocks in the western portion of the U.S.

Our performance over the 12 months, ending December 31, 1996, exceeded the REIT market overall (as measured by the NAREIT Equity Index) and compares well to a peer group of dedicated REIT funds. We attribute our superior performance to our overweighting in the office/industrial and hotel sectors for most of the time period under review. In addition, we added to our retail exposure in the beginning of 1996, because this group had been punished in a depressed retail environment.This sector has performed well of late and contributed to our recent performance.

The total return for REIT index for 1996 was 35.3%, which exceeded the performance of the S&P 500 by approximately 12.35%. Though REITs have outperformed the S&P 500 in five out of the last six years, we clearly view the rally in REIT prices during 1996 as extraordinary. While there are a number of explanations for this strong growth in REIT share values, certainly one of the most important was the emergence during the second half of the year of sustained interest by individual investors and mutual funds in REITs as a defensive tool against a possible broad market correction. Investors have taken notice that the REIT market has proven to be generally less volatile than the equity market overall during the past three to five years, and that the relatively high dividend yields on REITs may serve as a cushion should the stock market falter. Even though the REIT market raised a record amount of capital in follow-on stock offerings during 1996, the flood of new cash into the market helped to push share prices to new highs in virtually every real estate sector.

Looking forward, we expect continued significant investor interest and funds into real estate stocks for the reasons outlined above. Furthermore, the underlying fundamentals of the real estate markets remain generally favorable. The ongoing recovery in the economy continues to generate tenant demand for space, and new construction remains modest in most markets across the country. Thus, both conditions in the capital markets (supply and demand for stocks) and in the real markets (supply and demand for property itself) should support returns to REITs that are in line with their long-term averages of 10-15% per annum. While these expectations are clearly less than 1996's extraordinary returns, they do appear attractive relative to other financial assets when viewed in the context of real estate's defensive characteristics.


[WARBURG PINCUS LOGO]
INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE - Seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.

NARRATIVE BY WARBURG PINCUS FUNDS
By region, the largest gains once again belonged to Europe, whose markets continued to benefit from falling interest rates and optimism regarding the prospects for monetary union. Asian markets generally struggled. Latin American markets had mixed performance.

We continue to find value in many markets, and believe that 1997 stands to be a rewarding year for international investors. Our outlook on specific markets, and our current strategies are below.

Our European holdings continued to perform strongly. One market that has performed particularly well and one to which we have increased our exposure, is Germany. A growing number of German companies have committed to the idea of building shareholder value, reflected in increased attention to per-share profit growth and greater transparency in accounting methods. Clearly, the trend is positive for the German market as a whole, which remains home to a number of world-class companies. We recently added one of these, chemicals giant BASF, to the portfolio, and the stock has appreciated strongly since our purchase. Another new name in the Portfolio is GEA, an engineering company with strong global market share in three areas: food processing, air treatment and refrigeration, and thermal power technology.

We remain underweighted in the United Kingdom, a market that has been a strong performer for the Portfolio, particularly in dollar terms. Collectively, British companies have enjoyed strong profit growth in recent quarters, and are much farther along in their earnings cycle than are companies elsewhere in Europe. Accordingly, most of our buying in Europe is outside the U.K., where the potential for earnings growth is proportionately greater.

Elsewhere in Europe, we added Netherlands company Philips Electronics to the portfolios during the fourth quarter. Philips, a major diversified electronics firm (and owner of several leading brand names, including PolyGram), saw its stock lag the soaring Netherlands market in 1996. But the company, led by a strong management team, is in the process of undergoing significant restructuring and rationalization of its operations.

Our portfolios benefited from strong performances from our Australian holdings during the fourth quarter, and we have increased the country's representation in the portfolios in recent months to nearly 5% currently. Particularly strong performers were holdings Lend Lease, a property and financial-services firm; Reinsurance Australia, a reinsurer; and Oil Search, an oil exploration and development company added to the Portfolio during the third quarter.

We remain similarly positive on New Zealand stocks. The center-right coalition government that has emerged from New Zealand's October elections appears likely to maintain most of the country's existing economic policies, which is clearly favorable for the stock market. Also favorable for the market is the recent modification of the Reserve Bank Act. The change has allowed New Zealand's central bank to widen its targeted inflation band (inflation can now legally drift as high as 3%, vs. a stipulated maximum of 2% previously, and the bank has responded by lowering short-term interest rates from approximately 10% in September to under 8% currently, which has had a positive effect on the stock market.

South Korea's market continued to fall in the fourth quarter, and our weighting again hurt performance. Sentiment among domestic investors (who still control 80% of the market) remains poor due to concerns over slower economic growth and widening current-account and trade deficits. Sentiment also took a major hit at the end of the quarter after the government passed a much-needed labor-reform law, one deemed so sufficiently harsh by workers that it sparked strikes by unionized employees and violent protests.

Arguably, most, if not all, of the bad news on South Korea's economy has been more than sufficiently discounted by the market. And there are clearly reasons for optimism, including an economy that is growing at approximately 6% a year, further market-opening moves in store as the country moves toward OECD members, and the government's recently illustrated commitment to reforming the labor market in an effort to increase South Korea's competitiveness globally. Accordingly, we have maintained our exposure to the market, and believe that there are particularly attractive values to be found among banks and electronics companies, especially semiconductor makers (e.g., Samsung Electronics).

Japan's equity market has struggled, largely due to worries over a slowdown in economic growth. These concerns were fueled by the Japanese Economic Planning Agency's official forecast of 1.9% growth in GDP for the next fiscal year (beginning April 1), down from a forecast of 2.5% growth for the current year.

Our own estimate calls for a higher growth rate, as well as a continued expansion in corporate earnings (Japanese companies' profits rose an average 12.7% in the third quarter vs. year-earlier levels). The combination should eventually lead to a pickup in investor sentiment and a proportional recovery in share prices, although, as in South Korea's case, the timing of events is hard to project. Supporting earnings, and the Japanese economy as a whole, are the continued low level of interest rates and the weak yen, which has had a significant impact on the earnings of blue-chip, export-oriented companies in particular. Known as the "Nifties," many of these large blue chips have seen concentrated buying in their shares in recent months and have enjoyed relatively strong performance as a result, belying the general weakness displayed by the broader-market averages. The Nifties are well-represented in our portfolios by holdings Canon, Honda, Sony, and TDK among others, and these have contributed positively to our performance.

Recent developments provide further grounds for optimism, especially over the longer term. One of our main arguments for investing in Japan is that there is a significant amount of restructuring taking place among corporations (although clearly this varies from company to company, necessitating careful stock selection), as well as a general trend toward deregulation of Japanese industry as a whole.

We have also continued to hedge a portion of our yen exposure as a defensive measure, and much of our unhedged yen exposure is naturally hedged in that it represents companies (e.g., exporters) whose earnings benefit from a weaker local currency.

Our largest exposure in the region remains Argentina, a market that performed very strongly during the period. Driving stocks higher was positive investor response to the latest economic figures, which showed that Argentina's recovery is well under way and that growth is likely, in fact, to surprise on the upside. Inflation, meanwhile, remains almost nonexistent. We continue to view the market's prospects favorably.


POST VENTURE CAPITAL PORTFOLIO


OBJECTIVE - Seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

NARRATIVE BY WARBURG PINCUS FUNDS
For the three months ended December 31, 1996 (the Portfolio's inception date was September 30, 1996), the Portfolio had a total return of -2.40%. Its benchmark indexes, the Lipper Growth Funds Index and the Russell 2000 Growth Index, had returns of 4.80% and 0.27%, respectively, for the period. The Warburg Pincus/Venture Economics Post-Venture Capital Index (PVCI) had a total return of -3.16% for the three months.

While clearly a disappointing debut for the Portfolio, we believe that the Portfolio's longer-term results will more than compensate investors for their patience during short-term periods of underperformance. We would encourage investors to take a similarly long-term approach, especially given the types of high-growth companies in which the Portfolio invests.

The Portfolio targets companies that have, within the past 10 years, received venture-capital backing, distributed their securities to venture-capital investors or engaged in an initial public offering. It is our belief that such venture-backed companies can have above-average earnings prospects vs. companies that lacked such backing, and that this stands to be reflected in their share prices over time.

The Portfolio has the latitude to invest in companies of any size (i.e., market capitalization). Investors should be aware, however, that most companies that receive venture-capital financing do so at any early stage of their development. We anticipate that the average market capitalization of stocks held in the Portfolio will be less than $1 billion at the time of investment. Because of the nature of the Portfolio's investments and certain strategies it may use (as further described in the Portfolio's prospectus), we consider the Portfolio most suitable for the aggressive portion of an investor's portfolio.

As of December 31, the Portfolio held a diversified mix of holdings by industry, with its greatest concentrations in the technology sector (broadly defined to include computers and electronics), health care (including pharmaceuticals) and telecommunications & equipment. We believe that our specific holdings in these areas, and our other portfolio holdings as well, have attractive prospects for appreciation relative to the broader market in 1997, and we look forward to a rewarding year.


SMALL COMPANY GROWTH PORTFOLIO


OBJECTIVE - Seeks capital growth by investing in equity securities of small-sized domestic companies.

NARRATIVE BY WARBURG PINCUS FUNDS
Warburg Pincus' Small-Cap Growth Equity Portfolio posted nominal gains in the fourth quarter of 1996, underperforming its benchmark indices for the period. Much of this is attributable to the portfolios' exposure to the health-care sector, which continued, in general, to perform poorly (though selected biotechnology and HMO shares managed to rebound from their earlier losses).

We remain committed to health care as a long-term investment opportunity, given the very favorable demographics, and believe that there are currently some very attractive opportunities in certain subsectors of the medical-devices, health-care-services and biotechnology areas. That said, we approach 1997 cautiously with regard to health care in general. The financial problems of the Medicare trust fund, the prospect of a new FDA Commissioner and the extreme difficulty in predicting the clinical progress of biotechnology companies make for a challenging investment environment. Accordingly, the portfolios are underweighted in health care relative to benchmark indices, and we will likely maintain this stance until clearer prospects emerge.

Beyond health care, much of the rest of the portfolios saw positive performance. Stocks that performed well for the portfolios include technology issues, particularly its semiconductor-related holdings, which climbed on good news from Intel, the industry's bellwether, and on evidence of ongoing improvement in the supply/demand balance. We continue to find many attractive opportunities in the technology sector, where the accelerated demand for information access from individuals, corporations and government, coupled with the ongoing quest for productivity enhancement, will continue to drive the demand for innovative products.

Energy, including oil services, is another area that performed well for the Fund. We continue to build our exposure to this area, given the relative underinvestment in the industry in recent years and the steady rise in demand for energy. Demand stands to rise strongly in 1997 and 1998, especially if the ongoing low level of interest rates in many countries (e.g., Japan and throughout Europe) spurs a synchronized global economic recovery. Many smaller companies are well-suited to take advantage of this environment.

Other areas in which we are finding attractive stocks include business services, a broadly defined group of companies that continue to benefit from corporate America's downsizing and outsourcing efforts; specialty consumer companies, including retailers' and telecommunications, where vast opportunities are unfolding as a result of deregulation and recently passed legislation. Given our assessment of their prospects, these areas, and those discussed above, will represent the greater part of our research efforts in 1997.


                                             FUND PERFORMANCES - THE BEST OF AMERICA(R)
                                                                 LIFE PLANNING SERIES(SM)
                                                                 FOR SINGLE PREMIUM CONTRACTS
                                                                 ISSUED ON OR AFTER APRIL 16, 1990
-----------------------------------------------------------------------------------------------------------------------------
                TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED**
APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
-----------------------------------------------------------------------------------------------------------------------------
                                                              NON-ANNUALIZED PERCENT CHANGE+    ANNUALIZED PERCENT CHANGE***
                                             INCEPTION    1 YR. TO     5 YR. TO    INCEPTION TO   5 YR. TO   INCEPTION TO
 FUNDS+/-                                      DATE++     12/31/96     12/31/96      12/31/96     12/31/96     12/31/96
-----------------------------------------------------------------------------------------------------------------------------
  DREYFUS CORPORATION
  Stock Index Fund                            09/29/89       20.95%        85.51%       130.60%      13.16%       12.21%
  Socially Responsible Growth Fund, Inc.      10/06/93       19.66%           NA*        70.42%         NA*       17.92%

  FIDELITY VIP FUND & VIP FUND II
  Asset Manager Portfolio                     09/06/89       13.12%        59.71%       104.27%       9.82%       10.25%
  High Income Portfolio                       09/19/85       12.55%        88.11%       207.53%      13.47%       10.47%
  Equity-Income Portfolio                     10/09/86       12.80%       114.13%       217.54%      16.45%       11.96%
  Overseas Portfolio+/-+/-                    01/28/87       11.75%        45.01%        86.63%       7.72%        6.49%
  Growth Portfolio                            10/09/86       13.22%        89.79%       259.72%      13.67%       13.34%
  Contrafund Portfolio                        01/03/95       19.73%           NA*        65.03%         NA*       28.60%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Money Market Fund                           11/10/81        3.74%        14.82%       130.02%       2.80%        5.66%
  Government Bond Fund                        11/08/82        2.14%        31.61%       202.54%       5.65%        8.14%
  Total Return Fund                           11/08/82       20.26%        78.72%       526.54%      12.31%       13.85%
  Capital Appreciation Fund                   04/15/92       24.50%           NA*        76.32%         NA*       12.80%
  Small Company Fund                          10/23/95       21.23%           NA*        38.33%         NA*       31.40%

  NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
  Growth Portfolio                            09/10/84        7.72%        49.70%       275.91%       8.40%       11.36%
  Limited Maturity Bond Portfolio             09/10/84        2.95%        21.38%       127.25%       3.95%        6.90%
  Partners Portfolio                          03/22/94       27.89%           NA*        66.63%         NA*       20.21%

  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Multiple Strategies Fund                    02/09/87       14.00%        62.73%       158.51%      10.23%       10.08%
  Bond Fund                                   04/30/85        3.44%        35.61%       155.68%       6.28%        8.38%
  Global Securities Fund+/-+/-                11/12/90       16.27%        68.31%        72.14%      10.97%        9.26%

  STRONG FUNDS
  Discovery Fund II                           05/08/92       -0.50%           NA*        61.34%         NA*       10.85%
  Special Fund II, Inc.                       05/08/92       16.62%           NA*       110.77%         NA*       17.41%
  International Stock Fund II+/-+/-           10/20/95        8.95%           NA*        11.52%         NA*        9.54%

  TCI PORTFOLIOS, INC.
  TCI Growth                                  11/20/87       -5.56%        26.40%       126.25%       4.80%        9.37%
  TCI Balanced                                05/01/91       10.75%        29.62%        61.30%       5.33%        8.81%
  TCI International+/-+/-                     05/01/94       12.92%           NA*        17.80%         NA*        6.34%

  VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund****+/-+/-               09/01/89        1.19%        13.48%        46.05%       2.56%        5.30%
  Gold and Natural Resources Fund             09/01/89       16.53%        84.78%        62.49%      13.07%        6.85%

  VAN KAMPEN AMERICAN CAPITAL
  LIFE INVESTMENT TRUST
  Real Estate Securities Fund                 07/03/95       38.71%           NA*        49.33%         NA*       30.84%

  WARBURG PINCUS TRUST
  International Equity Portfolio+/-+/-        06/30/95        8.56%           NA*        15.74%         NA*       10.29%
  Small Company Growth Portfolio              06/30/95       12.43%           NA*        39.76%         NA*       25.15%
-----------------------------------------------------------------------------------------------------------------------------

*       Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.
**      SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and other important disclosures on the following page. Please review this information and a product prospectus before investing.
***     Percent change in unit value price represents total return after the deduction of a 1.30% asset charge for mortality and expense risk, administrative charges and premium tax recovery.
        Percent change in unit value price represents total return after the deduction of a 1.30% asset charge for mortality and expense risk, administrative charges and premium tax recovery.
+       Numbers in these columns represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.
++      Performance includes hypothetical performance for periods before the fund was available in The BEST OF AMERICA, where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved inside the separate account.
+/-     Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/-  There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
****    Formerly Global Bond Fund.


                                  FUND PERFORMANCES - THE BEST OF AMERICA(R)
                                                      LIFE PLANNING SERIES(SM)
                                                      FOR SINGLE PREMIUM CONTRACTS
                                                      ISSUED ON OR AFTER APRIL 16, 1990


------------------------------------------------------------------------------------------------------------------------------------
                                             TOTAL RETURN: ASSUMING CONTRACT SURRENDERED
                            APPROXIMATE CONTRACT VALUE WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
------------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR             5 YEARS               10 YEARS           LIFE OF
                                       INCEPTION      12/31/95            12/31/91              12/31/86            FUND
                                         DATE++      TO 12/31/96        TO 12/31/96           TO 12/31/96        TO 12/31/96
FUNDS+/-                                             AV      CSV        AV      CSV          AV        CSV       AV      CSV
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Stock Index Fund                        09/29/89  $59,728  $55,478  $ 86,703  $82,953        NA*        NA*  $104,768  $102,268
Socially Responsible Growth Fund, Inc.  10/06/93   59,098   54,848       NA*      NA*        NA*        NA*    81,943    77,943

FIDELITY VIP FUND & VIP FUND II
Asset Manager Portfolio                 09/06/89   55,832   51,582    74,834   71,084        NA*        NA*    93,347    90,847
High Income Portfolio                   09/19/85   55,565   51,315    89,224   85,474  $ 108,810  $ 108,810   135,060   135,060
Equity-Income Portfolio                 10/09/86   55,675   51,425   101,563   97,813    141,964    141,964   140,829   140,829
Overseas Portfolio+/-+/-                01/28/87   55,157   50,907    67,399   63,649        NA*        NA*    79,118    79,118
Growth Portfolio                        10/09/86   55,904   51,654    92,174   88,424    169,144    169,144   162,707   162,707
Contrafund Portfolio                    01/03/95   59,117   54,867       NA*      NA*        NA*        NA*    80,875    76,625

NATIONWIDE SEPARATE ACCOUNT TRUST
Money Market Fund                       11/10/81   51,179   46,929    52,653   48,903     64,711     64,711    92,972    92,972
Government Bond Fund                    11/08/82   50,362   46,112    61,842   58,092     86,333     86,333   129,204   129,204
Total Return Fund                       11/08/82   59,383   55,133    83,535   79,785    127,358    127,358   287,487   287,487
Capital Appreciation Fund               04/15/92   61,499   57,249       NA*      NA*        NA*        NA*    82,394    78,644
Small Company Fund                      10/23/95   59,902   55,652       NA*      NA*        NA*        NA*    68,202    63,952

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                        09/10/84   53,154   48,904    69,644   65,894    115,896    115,896   170,971   170,971
Limited Maturity Bond Portfolio         09/10/84   50,775   46,525    56,072   52,322     71,419     71,419    97,924    97,924
Partners Portfolio                      03/22/94   63,183   58,933       NA*      NA*        NA*        NA*    80,362    76,362

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Multiple Strategies Fund                02/09/87   56,275   52,025    76,143   72,393        NA*        NA*   115,391   115,391
Bond Fund                               04/30/85   51,009   46,759    63,066   59,316     88,916     88,916   112,121   112,121
Global Securities Fund+/-+/-            11/12/90   57,407   53,157    79,155   75,405        NA*        NA*    79,021    76,021

STRONG FUNDS
Discovery Fund II                       05/08/92   49,040   44,790       NA*      NA*        NA*        NA*    76,065    72,315
Special Fund II, Inc.                   05/08/92   57,573   53,323       NA*      NA*        NA*        NA*   100,525    96,775
International Stock Fund II+/-+/-       10/20/95   53,797   49,547       NA*      NA*        NA*        NA*    54,833    50,583

TCI PORTFOLIOS, INC
TCI Growth                              11/20/87   46,568   42,318    58,395   54,645        NA*        NA*   102,271   102,271
TCI Balanced                            05/01/91   54,658   50,408    59,420   55,670        NA*        NA*    74,673    71,173
TCI International+/-+/-                 05/01/94   55,732   51,482       NA*      NA*        NA*        NA*    56,516    52,516

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund***+/-+/-            09/01/89   49,891   45,641    51,940   48,190        NA*        NA*    65,263    62,763
Gold and Natural Resources Fund         09/01/89   57,581   53,331    87,255   83,505        NA*        NA*    71,287    68,787

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund             07/03/95   68,503   64,253       NA*      NA*        NA*        NA*    73,247    68,997

WARBURG PINCUS TRUST
International Equity Portfolio+/-+/-    06/30/95   53,587   49,337       NA*      NA*        NA*        NA*    56,738    52,488
Small Company Growth Portfolio          06/30/95   55,521   51,271       NA*      NA*        NA*        NA*    68,754    64,504
------------------------------------------------------------------------------------------------------------------------------------

This is neither an offer to sell, nor a solicitation to buy securities. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus which contains more complete information. You should read the prospectus carefully before investing. These performance illustrations represent past fund performance based on a hypothetical single premium of $50,000 for a 50-year-old male non-smoker. Investment return and the principal value of such investments are not guaranteed and will fluctuate so that an investor's shares/units, when redeemed, may be worth more or less than their original cost.
Past performance does not guarantee future returns. The performance figures reflect a mortality and expense risk charge, applicable cost of insurance charges, surrender charges, an annual administrative charge, and applicable investment advisory fees. Please refer to the current prospectus for details regarding these charges.

*      Certain funds are less than 1, 5 or 10 years old, therefore such figures are not available for these funds.
**     Performance includes hypothetical performance for periods before the fund was available in THE BEST OF AMERICA Life Planning
       Series(SM), where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved in the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
***    Formerly Global Bond Fund.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
AV means Accumulated Value. CSV means Cash Surrender Value.

                          FUND PERFORMANCES - THE BEST OF AMERICA(R)
                                              LIFE PLANNING SERIES(SM)
                                              FOR FLEXIBLE PREMIUM CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                      TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED**
 APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
---------------------------------------------------------------------------------------------------------------------------
                                                              NON-ANNUALIZED PERCENT CHANGE+     ANNUALIZED PERCENT CHANGE***
                                             INCEPTION    1 YR. TO     5 YR. TO    INCEPTION TO   5 YR. TO   INCEPTION TO
 FUNDS+/-                                       DATE++     12/31/96     12/31/96      12/31/96     12/31/96     12/31/96
---------------------------------------------------------------------------------------------------------------------------
  DREYFUS CORPORATION
  Stock Index Fund                            09/29/89       21.56%        90.23%       139.17%      13.72%       12.78%
  Socially Responsible Growth Fund, Inc.      10/06/93       20.26%           NA*        73.20%         NA*       18.51%

  FIDELITY VIP FUND & VIPFUND II
  Asset Manager Portfolio                     09/06/89       13.69%        63.78%       111.97%      10.37%       10.81%
  High Income Portfolio                       09/19/85       13.12%        92.90%       225.65%      14.04%       11.03%
  Equity-Income Portfolio                     10/09/86       13.37%       119.59%       234.45%      17.04%       12.53%
  Overseas Portfolio+/-+/-                    01/28/87       12.31%        48.70%        96.27%       8.26%        7.03%
  Growth Portfolio                            10/09/86       13.79%        94.63%       278.86%      14.25%       13.91%
  Contrafund Portfolio                        01/03/95       20.34%           NA*        66.69%         NA*       29.24%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Money Market Fund                           11/10/81        4.27%        17.76%       148.47%       3.32%        6.20%
  Government Bond Fund                        11/08/82        2.66%        34.96%       225.10%       6.18%        8.69%
  Total Return Fund                           11/08/82       20.87%        83.27%       573.25%      12.88%       14.43%
  Capital Appreciation Fund                   04/15/92       25.13%           NA*        80.54%         NA*       13.37%
  Small Company Fund                          10/23/95       21.85%           NA*        39.16%         NA*       32.06%

  NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
  Growth Portfolio                            09/10/84        8.27%        53.51%       300.16%       8.95%       11.93%
  Limited Maturity Bond Portfolio             09/10/84        3.47%        24.48%       141.90%       4.48%        7.44%
  Partners Portfolio                          03/22/94       28.53%           NA*        68.96%         NA*       20.81%

  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Multiple Strategies Fund                    02/09/87       14.57%        66.87%       171.81%      10.78%       10.64%
  Bond Fund                                   04/30/85        3.96%        39.06%       171.26%       6.82%        8.93%
  Global Securities Fund+/-+/-                11/12/90       16.86%        72.59%        77.53%      11.53%        9.81%

  STRONG FUNDS
  Discovery Fund II                           05/08/92        0.00%           NA*        65.15%         NA*       11.40%
  Special Fund II, Inc.                       05/08/92       17.20%           NA*       115.75%         NA*       18.00%
  International Stock Fund II+/-+/-           10/20/95        9.50%           NA*        12.19%         NA*       10.09%

  TCI PORTFOLIOS, INC.
  TCI Growth                                  11/20/87       -5.09%        29.62%       136.94%       5.33%        9.93%
  TCI Balanced                                05/01/91       11.31%        32.92%        65.98%       5.86%        9.36%
  TCI International+/-+/-                     05/01/94       13.49%           NA*        19.38%         NA*        6.88%

  VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund****+/-+/-               09/01/89        1.70%        16.37%        51.56%       3.08%        5.84%
  Gold and Natural Resources Fund             09/01/89       17.12%        89.49%        68.63%      13.64%        7.39%

  VAN KAMPEN AMERICAN CAPITAL
  LIFE INVESTMENT TRUST
  Real Estate Securities Fund                 07/03/95       39.41%           NA*        50.45%         NA*       31.49%

  WARBURG PINCUS TRUST
  International Equity Portfolio+/-+/-        06/30/95        9.10%           NA*        16.61%         NA*       10.85%
  Small Company Growth Portfolio              06/30/95       13.00%           NA*        40.81%         NA*       25.78%
---------------------------------------------------------------------------------------------------------------------------

*      Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date
**     SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and other important disclosures on the following page. Please review this information and a product prospectus before investing.
***    Percent change in unit value price represents total return after the deduction of an .80% asset charge for mortality and expense risk, administrative charges and premium tax recovery.
+      Percent change in unit value price represents total return after the deduction of an .80% asset charge for mortality and expense risk, administrative charges and premium tax recovery. Numbers in these columns represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.
++     Performance includes hypothetical performance for periods before the fund was available in The BEST OF AMERICA, where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved inside the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
****   Formerly Global Bond Fund.

                             FUND PERFORMANCES - THE BEST OF AMERICA(R) LIFE PLANNING SERIES(SM)
                                                 FOR FLEXIBLE PREMIUM CONTRACTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL RETURN: ASSUMING CONTRACT SURRENDERED
                       APPROXIMATE CONTRACT VALUE WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR           5 YEARS               10 YEARS           LIFE OF
                                        INCEPTION     12/31/95          12/31/91              12/31/86            FUND
                                          DATE++     TO 12/31/96       TO 12/31/96          TO 12/31/96        TO 12/31/96
FUNDS+/-                                             AV      CSV       AV     CSV          AV         CSV     AV        CSV
------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Stock Index Fund                        09/29/89  $ 9,793  $4,987  $66,133  $62,769        NA*        NA*  $118,954  $117,032
Socially Responsible Growth Fund, Inc.  10/06/93    9,699   4,893      NA*      NA*        NA*        NA*    46,654    42,809

FIDELITY VIP FUND & VIP FUND II
Asset Manager Portfolio                 09/06/89    9,110   4,304   54,647   51,282        NA*        NA*    99,503    97,580
High Income Portfolio                   09/19/85    9,085   4,279   59,251   55,886  $ 159,947  $ 159,947   194,340   194,340
Equity-Income Portfolio                 10/09/86    9,084   4,278   67,665   64,301    185,658    185,658   191,647   191,647
Overseas Portfolio+/-+/-                01/28/87    9,001   4,195   54,336   50,972        NA*        NA*   125,293   125,293
Growth Portfolio                        10/09/86    9,156   4,350   63,878   60,513    191,663    191,663   198,663   198,663
Contrafund Portfolio                    01/03/95    9,675   4,869      NA*      NA*        NA*        NA*    23,500    18,694

NATIONWIDE SEPARATE ACCOUNT TRUST
Money Market Fund                       11/10/81    8,311   3,505   44,655   41,290     99,524     99,524   187,088   187,088
Government Bond Fund                    11/08/82    8,137   3,332   48,126   44,762    120,593    120,593   221,701   221,701
Total Return Fund                       11/08/82    9,727   4,921   63,269   59,905    170,082    170,082   357,799   357,799
Capital Appreciation Fund               04/15/92   10,104   5,298      NA*      NA*        NA*        NA*    63,586    60,222
Small Company Fund                      10/23/95    9,868   5,062      NA*      NA*        NA*        NA*    20,735    15,929

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                        09/10/84    8,649   3,843   54,416   51,051    147,478    147,478   209,444   209,444
Limited Maturity Bond Portfolio         09/10/84    8,226   3,420   45,915   42,550    107,529    107,529   152,678   152,678
Partners Portfolio                      03/22/94   10,399   5,593      NA*      NA*        NA*        NA*    37,151    32,826

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Multiple Strategies Fund                02/09/87    9,195   4,389   56,988   53,624        NA*        NA*   144,747   144,747
Bond Fund                               04/30/85    8,258   3,452   49,145   45,781    123,856    123,856   161,231   161,231
Global Securities Fund+/-+/-            11/12/90    9,394   4,588   56,985   53,621        NA*        NA*    81,050    78,647

STRONG FUNDS
Discovery Fund II                       05/08/92    7,897   3,091      NA*      NA*        NA*        NA*    54,598    51,234
Special Fund II, Inc.                   05/08/92    9,416   4,610      NA*      NA*        NA*        NA*    63,876    60,512
International Stock Fund II+/-+/-       10/20/95    8,812   4,006      NA*      NA*        NA*        NA*    18,224    13,419

TCI PORTFOLIOS, INC
TCI Growth                              11/20/87    7,534   2,728   48,157   44,793        NA*        NA*   125,891   125,891
TCI Balanced                            05/01/91    8,908   4,102   52,327   48,963        NA*        NA*    66,835    63,952
TCI International+/-+/-                 05/01/94    9,089   4,283      NA*      NA*        NA*        NA*    28,700    24,374

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund***+/-+/-            09/01/89    8,059   3,253   46,060   42,696        NA*        NA*    78,800    76,877
Gold and Natural Resources Fund         09/01/89    9,490   4,684   61,254   57,890        NA*        NA*    95,213    93,291

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund             07/03/95   11,236   6,430      NA*      NA*        NA*        NA*    23,462    18,656

WARBURG PINCUS TRUST
International Equity Portfolio+/-+/-    06/30/95    8,753   3,947      NA*      NA*        NA*        NA*    18,106    13,300
Small Company Growth Portfolio          06/30/95    9,102   4,296      NA*      NA*        NA*        NA*    20,238    15,432
------------------------------------------------------------------------------------------------------------------------------

This is neither an offer to sell, nor a solicitation to buy securities. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus which contains more complete information.
You should read the prospectus carefully before investing. These performance illustrations represent past fund performance based on a hypothetical annual premium of $10,000 for a 45-year-old male non-smoker preferred with a level death benefit and an initial specified amount of $495,941 (based on a guideline-level premium of $10,000 issued on a preferred basis).
Investment return and the principal value of such investments are not guaranteed and will fluctuate so that an investor's shares/units, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns. The performance figures reflect a premium load, a mortality and expense risk charge, applicable cost of insurance charges, surrender charges, a monthly administrative charge, and applicable investment advisory fees. Please refer to the current prospectus for details regarding these charges.

*      Certain funds are less than 1, 5 or 10 years old, therefore such figures are not available for these funds.
**     Performance includes hypothetical performance for periods before the fund was available in THE BEST OF AMERICA Life
       Planning Series(SM), where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved in the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
***    Formerly Global Bond Fund.
AV means Accumulated Value. CSV means Cash Surrender Value.

                                       39


                                        FUND PERFORMANCES - THE BEST OF AMERICA(R)
                                                            LIFE PLANNING SERIES(SM)
                                                            FOR MODIFIED SINGLE
                                                            PREMIUM CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED
                APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
---------------------------------------------------------------------------------------------------------------------------
                                                            NON-ANNUALIZED PERCENT CHANGE +      ANNUALIZED PERCENT CHANGE**
                                            INCEPTION     1 YR. TO     5 YR. TO    INCEPTION TO   5 YR. TO   INCEPTION TO
FUNDS+/-                                     DATE++       12/31/96     12/31/96      12/31/96     12/31/96     12/31/96
---------------------------------------------------------------------------------------------------------------------------
  DREYFUS CORPORATION
  Stock Index Fund                            09/29/89       22.54%       101.79%       153.50%      15.08%       13.68%
  Socially Responsible Growth Fund, Inc.      10/06/93       21.23%           NA*        77.74%         NA*       19.46%

  FIDELITY VIP FUND & VIPFUND II
  Asset Manager Portfolio                     09/06/89       14.60%        70.47%       124.77%      11.26%       11.71%
  High Income Portfolio                       09/19/85       14.03%       100.79%       258.69%      14.96%       11.99%
  Equity-Income Portfolio                     10/09/86       14.28%       128.56%       263.05%      17.98%       13.44%
  Overseas Portfolio+/-+/-                    01/28/87       13.22%        54.78%       112.54%       9.13%        7.89%
  Growth Portfolio                            10/09/86       14.71%       102.58%       311.23%      15.16%       14.83%
  Contrafund Portfolio                        01/03/95       21.31%           NA*        67.16%         NA*       29.43%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Money Market Fund                           11/10/81        5.13%        22.58%       184.92%       4.16%        7.16%
  Government Bond Fund                        11/08/82        3.49%        40.48%       264.17%       7.03%        9.57%
  Total Return Fund                           11/08/82       21.84%        90.76%       654.17%      13.79%       15.35%
  Capital Appreciation Fund                   04/15/92       26.14%           NA*        87.48%         NA*       14.28%
  Small Company Fund                          10/23/95       22.83%           NA*        40.49%         NA*       33.12%

  NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
  Growth Portfolio                            09/10/84        9.14%        59.79%       341.70%       9.83%       12.83%
  Limited Maturity Bond Portfolio             09/10/84        4.31%        29.57%       167.00%       5.32%        8.31%
  Partners Portfolio                          03/22/94       29.57%           NA*        72.76%         NA*       21.78%

  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Multiple Strategies Fund                    02/09/87       15.50%        73.69%       194.24%      11.67%       11.53%
  Bond Fund                                   04/30/85        4.80%        44.75%       197.83%       7.68%        9.81%
  Global Securities Fund+/-+/-                11/12/90       17.80%        79.64%        86.47%      12.43%       10.69%

  STRONG FUNDS
  Discovery Fund II                           05/08/92        0.81%           NA*        71.41%         NA*       12.30%
  Special Fund II, Inc.                       05/08/92       18.15%           NA*       123.93%         NA*       18.95%
  International Stock Fund II+/-+/-           10/20/95       10.38%           NA*        13.27%         NA*       10.98%

  TCI PORTFOLIOS, INC.
  TCI Growth                                  11/20/87       -4.32%        34.92%       154.91%       6.17%       10.81%
  TCI Balanced                                05/01/91       12.21%        38.36%        73.69%       6.71%       10.24%
  TCI International+/-+/-                     05/01/94       14.10%           NA*        20.03%         NA*        7.09%

  VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund***+/-+/-                09/01/89        2.52%        21.13%        60.74%       3.91%        6.69%
  Gold and Natural Resources Fund             09/01/89       20.57%       103.41%        84.44%      15.26%        8.71%

  VAN KAMPEN AMERICAN CAPITAL
  LIFE INVESTMENT TRUST
  Real Estate Securities Fund                 07/03/95       40.53%           NA*        50.93%         NA*       31.77%

  WARBURG PINCUS TRUST
  International Equity Portfolio+/-+/-        06/30/95        9.98%           NA*        18.01%         NA*       11.74%
  Small Company Growth Portfolio              06/30/95       13.91%           NA*        42.50%         NA*       26.79%
---------------------------------------------------------------------------------------------------------------------------

*      Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.
**     Unit values reflect the deduction of applicable investment advisory fees.
+      Percent change in unit value price represents total return after the deduction of applicable investment advisory fees.
       Numbers in these columns represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.
++     Performance includes hypothetical performance for periods before the fund was available in The BEST OF AMERICA, where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved inside the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
***    Formerly Global Bond Fund.


                                        FUND PERFORMANCES - THE BEST OF AMERICA(R)
                                                            LIFE PLANNING SERIES(SM)
                                                            FOR MODIFIED SINGLE
                                                            PREMIUM CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL RETURN: ASSUMING CONTRACT SURRENDERED
                       APPROXIMATE CONTRACT VALUE WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
------------------------------------------------------------------------------------------------------------------------------------
                                                      1 YEAR             5 YEARS             10 YEARS              LIFE OF
                                        INCEPTION    12/31/95           12/31/91             12/31/86               FUND
                                          DATE++    TO 12/31/96        TO 12/31/96          TO 12/31/96         TO 12/31/96
FUNDS+/-                                           AV       CSV       AV        CSV        AV        CSV       AV        CSV
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Stock Index Fund                        09/29/89  $60,124  $55,124  $ 92,029  $ 88,529        NA*        NA*  $110,855  $108,855
Socially Responsible Growth Fund, Inc.  10/06/93   59,485   54,485       NA*       NA*        NA*        NA*    83,699    79,699

FIDELITY VIP FUND & VIP FUND II
Asset Manager Portfolio                 09/06/89   56,228   51,228    77,750    74,250        NA*        NA*    98,359    96,359
High Income Portfolio                   09/19/85   55,949   50,949    91,695    88,195  $ 119,647  $ 119,647   147,689   147,689
Equity-Income Portfolio                 10/09/86   56,070   51,070   104,366   100,866    151,280    151,280   151,098   151,098
Overseas Portfolio+/-+/-                01/28/87   55,548   50,548    70,529    67,029        NA*        NA*    88,500    88,500
Growth Portfolio                        10/09/86   56,281   51,281    92,421    88,921    171,428    171,428   171,592   171,592
Contrafund Portfolio                    01/03/95   59,520   54,520       NA*       NA*        NA*        NA*    80,570    75,570

NATIONWIDE SEPARATE ACCOUNT TRUST
Money Market Fund                       11/10/81   51,576   46,576    55,807    52,307     72,595     72,595   111,589   111,589
Government Bond Fund                    11/08/82   50,765   45,765    64,009    60,509     93,383     93,383   145,092   145,092
Total Return Fund                       11/08/82   59,782   54,782    86,982    83,482    136,813    136,813   302,010   302,010
Capital Appreciation Fund               04/15/92   61,895   56,895       NA*       NA*        NA*        NA*    85,849    82,349
Small Company Fund                      10/23/95   60,273   55,273       NA*       NA*        NA*        NA*    68,634    63,634

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                        09/10/84   53,545   48,545    72,820    69,320    123,303    123,303   180,222   180,222
Limited Maturity Bond Portfolio         09/10/84   51,169   46,169    59,009    55,509     79,390     79,390   108,381   108,381
Partners Portfolio                      03/22/94   63,580   58,580       NA*       NA*        NA*        NA*    81,946    77,446

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Multiple Strategies Fund                02/09/87   56,667   51,667    79,203    75,703        NA*        NA*   123,021   123,021
Bond Fund                               04/30/85   51,409   46,409    65,967    62,467     96,920     96,920   122,105   122,105
Global Securities Fund+/-+/-            11/12/90   57,797   52,797    81,958    78,458        NA*        NA*    83,236    80,736

STRONG FUNDS
Discovery Fund II                       05/08/92   49,448   44,448       NA*       NA*        NA*        NA*    78,661    75,161
Special Fund II, Inc.                   05/08/92   57,969   52,969       NA*       NA*        NA*        NA*   102,891    99,391
International Stock Fund II+/-+/-       10/20/95   54,160   49,160       NA*       NA*        NA*        NA*    55,316    50,316

TCI PORTFOLIOS, INC
TCI Growth                              11/20/87   46,936   41,936    61,439    57,939        NA*        NA*   108,046   108,046
TCI Balanced                            05/01/91   55,052   50,052    62,957    59,457        NA*        NA*    78,255    75,255
TCI International+/-+/-                 05/01/94   55,980   50,980       NA*       NA*        NA*        NA*    57,056    52,556

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund**+/-+/-             09/01/89   50,293   45,293    55,112    51,612        NA*        NA*    70,323    68,323
Gold and Natural Resources Fund         09/01/89   59,170   54,170    92,845    89,345        NA*        NA*    80,548    78,548

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund             07/03/95   68,955   63,955       NA*       NA*        NA*        NA*    73,373    68,373

WARBURG PINCUS TRUST
International Equity Portfolio+/-+/-    06/30/95   53,963   48,963       NA*       NA*        NA*        NA*    57,366    52,366
Small Company Growth Portfolio          06/30/95   55,891   50,891       NA*       NA*        NA*        NA*    69,305    64,305
------------------------------------------------------------------------------------------------------------------------------------

This is neither an offer to sell, nor a solicitation to buy securities. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus which contains more complete information. You should read the prospectus carefully before investing. These performance illustrations represent past fund performance based on a hypothetical single premium of $50,000 for a 50-year-old male. Investment return and the principal value of such investments are not guaranteed and will fluctuate so that an investor's shares/units, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns. All performance figures reflect the deduction of the applicable fund-level investment advisory fees and an asset fee compromised of a mortality and expense risk charge, applicable cost of insurance charges, tax expense charges and an annual administrative charge. Performance for the CSV columns reflect the deduction of the applicable Surrender Charge at the end of each period. The asset fee for policy years 1-10 is 2.35% based on current cost of insurance charges. For policy years 11+ the asset fee reduces to current rate of 1.85%. Please refer to the current prospectus for more detailed information regarding these charges. and applicable investment advisory fees. Please refer to the current prospectus for details regarding these charges.

*      Certain funds are less than 1, 3, 5 or 10 years old, therefore such figures are not available for these funds.
++     Performance includes hypothetical performance for periods before the fund was available in THE BEST OF AMERICA Life Planning
       Series (SM), where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved in the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
**     Formerly Global Bond Fund.
AV means Accumulated Value. CSV means Cash Surrender Value.



                                       FUND PERFORMANCES - THE BEST OF AMERICA(R)
                                                           LIFE PLANNING SERIES(SM)
                                                           FOR SURVIVORSHIP CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED
                     APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
------------------------------------------------------------------------------------------------------------------------------
                                                             NON-ANNUALIZED PERCENT CHANGE+       ANNUALIZED PERCENT CHANGE***
                                              INCEPTION    1 YR. TO     5 YR. TO    INCEPTION TO    5 YR. TO    INCEPTION TO
  FUNDS+/-                                      DATE++     12/31/96     12/31/96      12/31/96      12/31/96     12/31/96
------------------------------------------------------------------------------------------------------------------------------
  DREYFUS CORPORATION
  Stock Index Fund                            09/29/89       22.54%       101.79%       153.50%      15.08%       13.68%
  Socially Responsible Growth Fund, Inc.      10/06/93       21.23%           NA*        77.74%         NA*       19.46%

  FIDELITY VIP FUND & VIP FUND II
  Asset Manager Portfolio                     09/06/89       14.60%        70.47%       124.77%      11.26%       11.71%
  High Income Portfolio                       09/19/85       14.03%       100.79%       258.69%      14.96%       11.99%
  Equity-Income Portfolio                     10/09/86       14.28%       128.56%       263.05%      17.98%       13.44%
  Overseas Portfolio+/-+/-                    01/28/87       13.22%        54.78%       112.54%       9.13%        7.89%
  Growth Portfolio                            10/09/86       14.71%       102.58%       311.23%      15.16%       14.83%
  Contrafund Portfolio                        01/03/95       21.31%           NA*        67.16%         NA*       29.43%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Money Market Fund                           11/10/81        5.13%        22.58%       184.92%       4.16%        7.16%
  Government Bond Fund                        11/08/82        3.49%        40.48%       264.17%       7.03%        9.57%
  Total Return Fund                           11/08/82       21.84%        90.76%       654.17%      13.79%       15.35%
  Capital Appreciation Fund                   04/15/92       26.14%           NA*        87.48%         NA*       14.28%
  Small Company Fund                          10/23/95       22.83%           NA*        40.49%         NA*       33.12%

  NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
  Growth Portfolio                            09/10/84        9.14%        59.79%       341.70%       9.83%       12.83%
  Limited Maturity Bond Portfolio             09/10/84        4.31%        29.57%       167.00%       5.32%        8.31%
  Partners Portfolio                          03/22/94       29.57%           NA*        72.76%         NA*       21.78%

  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Multiple Strategies Fund                    02/09/87       15.50%        73.69%       194.24%      11.67%       11.53%
  Bond Fund                                   04/30/85        4.80%        44.75%       197.83%       7.68%        9.81%
  Global Securities Fund+/-+/-                11/12/90       17.80%        79.64%        86.47%      12.43%       10.69%

  STRONG FUNDS
  Discovery Fund II                           05/08/92        0.81%           NA*        71.41%         NA*       12.30%
  Special Fund II, Inc.                       05/08/92       18.15%           NA*       123.93%         NA*       18.95%
  International Stock Fund II+/-+/-           10/20/95       10.38%           NA*        13.27%         NA*       10.98%

  TCI PORTFOLIOS, INC.
  TCI Growth                                  11/20/87       -4.32%        34.92%       154.91%       6.17%       10.81%
  TCI Balanced                                05/01/91       12.21%        38.36%        73.69%       6.71%       10.24%
  TCI International+/-+/-                     05/01/94       14.10%           NA*        20.03%         NA*        7.09%

  VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund**+/-+/-                 09/01/89        2.52%        21.13%        60.74%       3.91%        6.69%
  Gold and Natural Resources Fund             09/01/89       20.57%       103.41%        84.44%      15.26%        8.71%

  VAN KAMPEN AMERICAN CAPITAL
  LIFE INVESTMENT TRUST
  Real Estate Securities Fund                 07/03/95       40.53%           NA*        50.93%         NA*       31.77%

  WARBURG PINCUS TRUST
  International Equity Portfolio+/-+/-        06/30/95        9.98%           NA*        18.01%         NA*       11.74%
  Small Company Growth Portfolio              06/30/95       13.91%           NA*        42.50%         NA*       26.79%
------------------------------------------------------------------------------------------------------------------------------

*      Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.
***    Unit values reflect the deduction of applicable investment advisory fees.
+      Percent change in unit value price represents total return after the deduction of applicable investment advisory fees.
       Numbers in these columns represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.
++     Performance includes hypothetical performance for periods before the fund was available in The BEST OF AMERICA, where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved inside the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
**     Formerly Global Bond Fund.

                                  FUND PERFORMANCES - THE BEST OF AMERICA(R) LIFE PLANNING SERIES(SM)
                                                     FOR SURVIVORSHIP CONTRACTS

------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL RETURN: ASSUMING CONTRACT SURRENDERED
                       APPROXIMATE CONTRACT VALUE WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
------------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR             5 YEARS                10 YEARS           LIFE OF
                                       INCEPTION      12/31/95            12/31/91               12/31/86            FUND
                                          DATE++     TO 12/31/96        TO 12/31/96            TO 12/31/96        TO 12/31/96
FUNDS+/-                                             AV      CSV       AV        CSV          AV         CSV      AV      CSV
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Stock Index Fund                        09/29/89  $21,542  $10,706  $142,561  $132,808        NA*        NA*  $257,503  $249,375
Socially Responsible Growth Fund, Inc.  10/06/93   21,317   10,481       NA*       NA*        NA*        NA*    99,623    89,329

FIDELITY VIP FUND & VIP FUND II
Asset Manager Portfolio                 09/06/89   20,128    9,291   119,015   109,262        NA*        NA*   214,979   206,851
High Income Portfolio                   09/19/85   20,036    9,199   128,346   118,593  $ 347,013  $ 339,969   428,610   423,734
Equity-Income Portfolio                 10/09/86   20,071    9,235   146,639   136,886    401,482    394,438   416,725   410,223
Overseas Portfolio+/-+/-                01/28/87   19,885    9,048   118,139   108,386        NA*        NA*   272,330   265,286
Growth Portfolio                        10/09/86   20,161    9,324   138,888   129,135    413,882    406,838   446,605   440,103
Contrafund Portfolio                    01/03/95   21,319   10,482       NA*       NA*        NA*        NA*    50,450    39,613

NATIONWIDE SEPARATE ACCOUNT TRUST
Money Market Fund                       11/10/81   18,446    7,610    97,635    87,882    218,057    211,013   424,956   424,956
Government Bond Fund                    11/08/82   18,139    7,303   105,057    95,304    263,456    256,412   496,436   496,436
Total Return Fund                       11/08/82   21,416   10,579   137,538   127,785    368,808    361,764   790,656   790,656
Capital Appreciation Fund               04/15/92   22,185   11,349       NA*       NA*        NA*        NA*   137,739   127,986
Small Company Fund                      10/23/95   21,615   10,779       NA*       NA*        NA*        NA*    43,311    32,474

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                        09/10/84   19,158    8,321   118,645   108,892    319,377    312,333   463,425   460,174
Limited Maturity Bond Portfolio         09/10/84   18,292    7,456   100,312    90,559    235,256    228,213   339,412   336,161
Partners Portfolio                      03/22/94   22,797   11,961       NA*       NA*        NA*        NA*    80,428    69,591

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Multiple Strategies Fund                02/09/87   20,290    9,454   123,987   114,234        NA*        NA*   314,660   307,617
Bond Fund                               04/30/85   18,376    7,539   107,183    97,430    270,267    263,224   355,680   350,803
Global Securities Fund+/-+/-            11/12/90   20,701    9,864   123,783   114,030        NA*        NA*   174,517   165,848

STRONG FUNDS
Discovery Fund II                       05/08/92   17,658    6,821       NA*       NA*        NA*        NA*   118,083   108,331
Special Fund II, Inc.                   05/08/92   20,761    9,924       NA*       NA*        NA*        NA*   137,813   128,060
International Stock Fund II+/-+/-       10/20/95   19,402    8,565       NA*       NA*        NA*        NA*    38,162    27,325

TCI PORTFOLIOS, INC
TCI Growth                              11/20/87   16,775    5,938   105,197    95,444        NA*        NA*   271,405   264,361
TCI Balanced                            05/01/91   19,703    8,866   114,355   104,602        NA*        NA*   144,515   135,303
TCI International+/-+/-                 05/01/94   20,036    9,199       NA*       NA*        NA*        NA*    61,519    50,682

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund***+/-+/-            09/01/89   17,969    7,133   100,679    90,926        NA*        NA*   169,936   161,809
Gold and Natural Resources Fund         09/01/89   21,231   10,394   136,739   126,987        NA*        NA*   214,698   206,570

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund             07/03/95   24,708   13,872       NA*       NA*        NA*        NA*    49,589    38,753

WARBURG PINCUS TRUST
International Equity Portfolio+/-+/-    06/30/95   19,321    8,484       NA*       NA*        NA*        NA*    38,522    27,685
Small Company Growth Portfolio          06/30/95   20,025    9,188       NA*       NA*        NA*        NA*    42,849    32,013
------------------------------------------------------------------------------------------------------------------------------------

This is neither an offer to sell, nor a solicitation to buy securities. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus which contains more complete information. You should read the prospectus carefully before investing. These performance illustrations represent past fund performance based on a hypothetical annual guideline level premium of $20,000 for a 55-year old male and a 55-year old female, both non-smoker preferred, with a level initial basic coverage death benefit of $958,894. Investment return and the principal value of such investments are not guaranteed and will fluctuate so that an investor's shares/units, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns. The performance figures reflect a mortality and expense risk charge, applicable cost of insurance charges, surrender charges, an annual administrative charge, and applicable investment advisory fees. Please refer to the current prospectus for details regarding these charges.

*      Certain funds are less than 1, 5 or 10 years old, therefore such figures are not available for these funds.
**     Performance includes hypothetical performance for periods before the fund was available in THE BEST OF AMERICA Life Planning
       Series(SM), where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved in the separate account.
+/-    Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.
+/-+/- There are increased risks associated with an investment in global markets, e.g. currency fluctuations, economic and political factors.
***    Formerly Global Bond Fund.
AV means Accumulated Value. CSV means Cash Surrender Value.



                        NATIONWIDE VLI SEPARATE ACCOUNT-2
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                                DECEMBER 31, 1996

ASSETS:

   Investments at market value:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
         146,819 shares (cost $3,024,270) .................................    $ 2,949,585
      Dreyfus Stock Index Fund (DryStkIx)
         763,499 shares (cost $14,597,832) ................................     15,483,766
      Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         2,131,003 shares (cost $38,585,366) ..............................     44,815,000
      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,730,628 shares (cost $51,294,462) ..............................     53,891,755
      Fidelity VIP - High Income Portfolio (FidVIPHI)
         1,362,065 shares (cost $16,148,006) ..............................     17,053,049
      Fidelity VIP - Overseas Portfolio (FidVIPOv)
         859,910 shares (cost $14,604,187) ................................     16,200,703
      Fidelity VIP II - Asset Manager Portfolio (FidVIPAM)
         1,317,970 shares (cost $19,127,367) ..............................     22,313,225
      Fidelity VIP II - Contrafund Portfolio (FidVIPCon)
         824,740 shares (cost $12,402,278) ................................     13,657,697
      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         505,369 shares (cost $7,950,583) .................................      8,227,404
      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         605,008 shares (cost $6,588,470) .................................      6,679,290
      Nationwide SAT - Money Market Fund (NSATMyMkt)
         34,777,014 shares (cost $34,777,014) .............................     34,777,014
      Nationwide SAT - Small Company Fund (NSATSmCo)
         425,548 shares (cost $5,751,682) .................................      5,910,856
      Nationwide SAT - Total Return Fund (NSATTotRe)
         3,193,395 shares (cost $37,809,735) ..............................     42,376,355
      Neuberger &Berman - Growth Portfolio (NBAMTGro)
         493,535 shares (cost $12,574,511) ................................     12,723,337
      Neuberger &Berman - Limited Maturity Bond Portfolio (NBAMTLMat)
         197,236 shares (cost $2,784,764) .................................      2,771,172
      Neuberger &Berman - Partners Portfolio (NBAMTPart)
         646,222 shares (cost $9,535,912) .................................     10,649,743
      Oppenheimer - Bond Fund (OppBdFd)
         513,225 shares (cost $5,888,181) .................................      5,968,803
      Oppenheimer - Global Securities Fund (OppGlSec)
         561,069 shares (cost $8,710,530) .................................      9,914,098
      Oppenheimer - Multiple Strategies Fund (OppMult)
         509,706 shares (cost $7,225,046) .................................      7,966,703


      Strong Special Fund II, Inc. (StSpec2)
         893,185 shares (cost $14,371,245) ................................     17,184,873
      Strong VIF - Strong Discovery Fund II (StDisc2)
         624,950 shares (cost $7,308,503) .................................      6,749,458
      Strong VIF - Strong International Stock Fund II (StIntStk2)
         162,907 shares (cost $1,831,224) .................................      1,829,443
      TCI Portfolios - TCI Balanced (TCIBal)
         351,201 shares (cost $2,386,878) .................................      2,648,056
      TCI Portfolios - TCI Growth (TCIGro)
         1,169,740 shares (cost $12,750,085) ..............................     11,978,141
      TCI Portfolios - TCI International (TCIInt)
         576,818 shares (cost $3,278,870) .................................      3,437,835
      TCI Portfolios - TCI Value (TCIValue)
         1,637 shares (cost $9,188) .......................................          9,133
      Van Eck - Gold and Natural Resources Fund (VEGoldNR)
         377,518 shares (cost $6,100,328) .................................      6,312,096
      Van Eck - Worldwide Bond Fund (VEWrldBd)
         202,885 shares (cost $2,232,824) .................................      2,252,023
      Van Eck - Worldwide Emerging Markets Fund (VEWrldEMkt)
         257 shares (cost $3,213) .........................................          3,213
      Van Kampen American Capital LIT - Real Estate Securities Fund (VKACRES
         216,078 shares (cost $2,880,829) .................................      3,193,630
      Warburg Pincus - International Equity Portfolio (WPIntEq)
         730,797 shares (cost $8,366,199) .................................      8,389,554
      Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)
         514,119 shares (cost $7,238,771) .................................      7,326,189
                                                                             -------------
            Total investments .............................................    405,643,199
   Accounts receivable ....................................................      3,525,975
                                                                             -------------
            Total assets ..................................................    409,169,174
                                                                             -------------
CONTRACT OWNERS' EQUITY (NOTE 7) ..........................................  $ 409,169,174
                                                                             =============







See accompanying notes to financial statements.


                        NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                           1996              1995              1994
                                                                       ------------      -----------       -----------
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends . . . . . . . . . . . . .    $ 16,972,691        6,764,208         3,376,057
   Mortality and expense charges (note 3) . . . . . . . . . . . . .      (2,983,466)      (1,747,342)         (879,737)
                                                                       ------------      -----------       -----------
      Net investment activity . . . . . . . . . . . . . . . . . . .      13,989,225        5,016,866         2,496,320
                                                                       ------------      -----------       -----------

   Proceeds from mutual fund shares sold  . . . . . . . . . . . . .     275,979,207      163,574,836       184,340,809
   Cost of mutual fund shares sold  . . . . . . . . . . . . . . . .    (266,008,543)    (154,208,870)     (184,441,475)
                                                                       ------------      -----------       -----------
      Realized gain (loss) on investments . . . . . . . . . . . . .       9,970,664        9,365,966          (100,666)
   Change in unrealized gain (loss) on investments  . . . . . . . .      12,175,328       17,134,325        (3,604,010)
                                                                       ------------      -----------       -----------
      Net gain (loss) on investments  . . . . . . . . . . . . . . .      22,145,992       26,500,291        (3,704,676)
                                                                       ------------      -----------       -----------
         Net increase (decrease) in contract owners'
            equity resulting from operations  . . . . . . . . . . .      36,135,217       31,517,157        (1,208,356)
                                                                       ------------      -----------       -----------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners  . . . . . . . .     174,104,282      106,694,208        77,172,455
   Surrenders (note 2d) . . . . . . . . . . . . . . . . . . . . . .      (6,124,049)      (4,970,867)       (1,308,994)
   Death benefits . . . . . . . . . . . . . . . . . . . . . . . . .        (730,700)        (143,265)          (15,398)
   Policy loans (net of repayments) (note 5)  . . . . . . . . . . .      (6,468,023)      (2,529,830)       (2,980,396)
   Deductions for surrender charges (note 2d) . . . . . . . . . . .        (721,263)        (364,725)         (116,899)
   Redemptions to pay cost of insurance charges
      and administrative charges (notes 2b and 2c)  . . . . . . . .     (24,075,896)     (14,110,656)       (5,382,393)
   Deductions for asset charges (note 3)  . . . . . . . . . . . . .         (20,037)          -                 -
                                                                       ------------      -----------       -----------
         Net increase (decrease) in equity transactions . . . . . .     135,964,314       84,574,865        67,368,375
                                                                       ------------      -----------       -----------


NET CHANGE IN CONTRACT OWNERS' EQUITY . . . . . . . . . . . . . . .     172,099,531      116,092,022        66,160,019
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD . . . . . . . . . . . .     237,069,643      120,977,621        54,817,602
                                                                       ------------      -----------       -----------
CONTRACT OWNERS' EQUITY END OF PERIOD . . . . . . . . . . . . . . .   $ 409,169,174      237,069,643       120,977,621
                                                                      =============      ===========       ===========



See accompanying notes to financial statements.



                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

     The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

     The Company offers Modified Single Premium and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

   (b) The Contracts

     Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

     Contract owners may invest in the following:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

      Dreyfus Stock Index Fund (DryStkIx)

      Dreyfus Variable Investment Fund - Growth and Income Portfolio (DryGroInc)

      Portfolios of the Fidelity Variable Insurance Products Fund
      (Fidelity VIP);
         Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         Fidelity VIP - Growth Portfolio (FidVIPGr)
         Fidelity VIP - High Income Portfolio (FidVIPHI)
         Fidelity VIP - Overseas Portfolio (FidVIPOv)

      Portfolios of the Fidelity Variable Insurance Products Fund II (Fidelity VIP-II);
         Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
         Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)

      Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
         Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         Nationwide SAT - Government Bond Fund (NSATGvtBd)
         Nationwide SAT - Money Market Fund (NSATMyMkt)
         Nationwide SAT - Small Company Fund (NSATSmCo)
         Nationwide SAT - Total Return Fund (NSATTotRe)

      Portfolios of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);
         Neuberger & Berman - Growth Portfolio (NBAMTGro)
         Neuberger & Berman - Limited Maturity Bond Portfolio (NBAMTLMat) Neuberger & Berman - Partners Portfolio (NBAMTPart)

      Funds of the Oppenheimer Variable Account Funds (Oppenheimer);
         Oppenheimer - Bond Fund (OppBdFd)
         Oppenheimer - Global Securities Fund (OppGlSec)
         Oppenheimer - Multiple Strategies Fund (OppMult)

        Strong Special Fund II, Inc. (StSpec2)

        Funds of the Strong Variable Insurance Funds, Inc. (Strong VIF);
           Strong VIF - Strong Discovery Fund II (StDisc2)
           Strong VIF - Strong International Stock Fund II (StIntStk2)

        Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);
           TCI Portfolios - TCI Balanced (TCIBal)
           TCI Portfolios - TCI Growth (TCIGro)
           TCI Portfolios - TCI International (TCIInt)
           TCI Portfolios - TCI Value (TCIValue)

        Funds of the Van Eck Worldwide Insurance Trust (Van Eck);
           Van Eck - Gold and Natural Resources Fund (VEGoldNR)
           Van Eck - Worldwide Bond Fund (VEWrldBd) (formerly Van Eck - Global
            Bond Fund (VEGlobBd))
           Van Eck - Worldwide Emerging Markets Fund (VEWrldEMkt)

        Fund of the Van Kampen American Capital Life Investment Trust
         (Van Kampen American Capital);
           Van Kampen American Capital LIT - Real Estate Securities Fund
            (VKACRESec)

        Portfolios of the Warburg Pincus Trust (Warburg Pincus);
           Warburg Pincus - International Equity Portfolio (WPIntEq) Warburg Pincus - Post Venture Capital Portfolio (WPPVenCap) Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)

      At December 31, 1996, contract owners have invested in all of the above funds (except Dreyfus Variable Investment Fund - Growth and Income Portfolio and Warburg Pincus - Post Venture Capital Portfolio.) The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

   (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

   (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

      Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

   (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (f) Reclassifications

      Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2) POLICY CHARGES

   (a) Deductions from Premiums

      On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment.

      On last survivor flexible premium contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 5% of each premium payment during the first ten years and 1.5% of each premium payment thereafter.

      The Company may at its sole discretion reduce this sales loading.

   (b) Cost of Insurance

      A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

      For last survivor flexible premium contracts, the monthly cost of insurance is determined in a manner that reflects the anticipated mortality of the two insureds and the fact that the death benefit is not payable until the death of the second insured to die.

   (c) Administrative Charges

      An administrative charge is assessed against each contract to recover policy maintenance, accounting, record keeping and other administrative expenses and is assessed against each contract by liquidating units.

      For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

      Contracts issued prior to April 16, 1990:

         Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

      Contracts issued on or after April 16, 1990:

         Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
         Purchase payments totalling $25,000 or more - $50/year

      For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum).

      For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum). Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

      For modified single premium contracts, the monthly charge is equal to an annual rate of .30% multiplied by the policy's cash value. For policy years 11 and later, this monthly charge is reduced to an annual rate of 0.15% of the policy's cash value. The monthly charge is subject to a $10 minimum.

      For last survivor flexible premium contracts, the Company deducts a monthly administrative charge equal to the sum of the policy charge and the basic coverage charge. For policy years one through ten the policy charge is $10. Additionally, there is a $0.04 per $1000 basic coverage charge (not less than $20 or more than $80 per policy). For policy years eleven and after, the policy charge is $5. Additionally, there is a $0.02 per $1000 basic coverage charge (not less than $10 or more than $40 per policy). Additionally, the Company deducts a monthly increase charge of $2.40 per $1000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective. The charge may be raised to $3.60 per $1000 of increase per year at the Company's discretion.

   (d) Surrender Charges

      Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

      For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines to 0% after the ninth year.

      For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

      For modified single premium contracts, the amount charged is based on the original purchase payment. The charge is 10% in the first year, declining to 0% in the ninth year.

      For last survivor flexible premium contracts, the charge is 100% of the initial surrender charge, declining to 0% in the fourteenth year if the average issue age is 74 or less. The charge is 100% of the initial surrender charge, declining to 0% in the ninth year if the average issue age is 75 or greater. For last survivor flexible payment contracts, the initial surrender charge is comprised of two components, an underwriting surrender charge and a sales surrender charge.

      The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3) ASSET CHARGES

      For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

      For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations. The above charges are assessed through the daily unit value calculation.

      For modified single premium contracts, the Company deducts an annual rate of .90% charged against the cash value of the contacts. This charge is assessed monthly against each contract by liquidating units.

      For last survivor flexible premium contracts, the Company deducts an annual rate of .80% in policy years one through ten. This charge is assessed monthly by liquidating units. In policy years eleven and greater, the Company deducts an annual rate of .80% if the cash value of the contract is less than $100,000. If the cash value is greater than or equal to $100,000, the Company reduces the annual asset fee rate to .30%.

(4) DEATH BENEFITS

      Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5) POLICY LOANS (NET OF REPAYMENTS)

      Contract provisions allow contract owners to borrow up to 90% (50% during first year of single and modified single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment, flexible premium, modified single and last survivor flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

      At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6) SCHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

            -  Beginning unit value - Jan. 1

            -  Reinvested capital gains and dividends
               (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

            -  Unrealized gain (loss)
               (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

            -  Asset charges
               (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

            -  Ending unit value - Dec. 31

            -  Percentage increase (decrease) in unit value.

(7) COMPONENTS OF CONTRACT OWNERS' EQUITY

    The following is a summary of contract owners' equity at December 31, 1996, for each series, in both the accumulation and payout phases.

Contract owners' equity represented by:

                                                                              UNITS       UNIT VALUE
                                                                              -----       ----------
Single Premium contracts issued prior to April 16, 1990:
      Fidelity VIP - Equity-Income Portfolio ........................         8,709       $29.854628       $260,004
      Fidelity VIP - Growth Portfolio ...............................         5,280        34.379126        181,522
      Fidelity VIP - High Income Portfolio ..........................         3,462        24.493313         84,796
      Fidelity VIP - Overseas Portfolio .............................         5,297        19.654083        104,108
      Fidelity VIP-II - Asset Manager Portfolio .....................         1,158        20.525705         23,769
      Nationwide SAT - Government Bond Fund .........................         2,831        19.842234         56,173
      Nationwide SAT - Money Market Fund ............................        28,405        14.875178        422,529
      Nationwide SAT - Total Return Fund ............................         1,189        26.717684         31,767
      Neuberger &Berman - Growth Portfolio ..........................         5,398        24.838185        134,077
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........         5,192        16.433880         85,325
      Oppenheimer - Global Securities Fund ..........................         1,616        13.422186         21,690
      Strong Special Fund II, Inc. ..................................           406        21.426416          8,699
      TCI Portfolios - TCIGrowth ....................................         8,408        24.053649        202,243
      Van Eck - Gold and Natural Resources Fund .....................         4,593        15.014547         68,962
      Van Eck - Worldwide Bond Fund .................................            23        14.682655            338
      Van Kampen American Capital LIT - Real Estate Securities Fund .         5,134        15.011508         77,069
      Warburg Pincus - International Equity Portfolio ...............         1,802        11.634515         20,965

Single Premium contracts issued on or after April 16, 1990:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............        16,672        17.041821        284,121
      Dreyfus Stock Index Fund ......................................       166,883        16.474993      2,749,396
      Fidelity VIP - Equity-Income Portfolio ........................       556,249        24.419978     13,583,588
      Fidelity VIP - Growth Portfolio ...............................       436,608        23.774932     10,380,326
      Fidelity VIP - High Income Portfolio ..........................       160,710        25.198564      4,049,661
      Fidelity VIP - Overseas Portfolio .............................       349,868        14.155666      4,952,615
      Fidelity VIP-II - Asset Manager Portfolio .....................       328,224        20.046209      6,579,647
      Fidelity VIP-II - Contrafund Portfolio ........................       253,591        13.256842      3,361,816
      Nationwide SAT - Capital Appreciation Fund ....................        69,468        17.984058      1,249,317
      Nationwide SAT - Government Bond Fund .........................       215,649        16.449774      3,547,377
      Nationwide SAT - Money Market Fund ............................     1,264,987        12.479104     15,785,904
      Nationwide SAT - Small Company Fund ...........................        84,265        13.833221      1,165,656
      Nationwide SAT - Total Return Fund ............................       145,392        23.035683      3,349,204
      Neuberger &Berman - Growth Portfolio ..........................       171,390        17.521012      3,002,926
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........        72,295        14.088625      1,018,537
      Neuberger &Berman - Partners Portfolio ........................       166,759        17.259712      2,878,212
      Oppenheimer - Bond Fund .......................................       107,202        16.608318      1,780,445
      Oppenheimer - Global Securities Fund ..........................       112,397        13.270426      1,491,556
      Oppenheimer - Multiple Strategies Fund ........................       137,052        18.701076      2,563,020
      Strong Special Fund II, Inc. ..................................       145,314        21.077454      3,062,849
      Strong VIF - Strong Discovery Fund II .........................        96,856        16.133543      1,562,630
      Strong VIF - Strong International Stock Fund II ...............        51,959        11.141803        578,917
      TCI Portfolios - TCIBalanced ..................................        38,880        14.303509        556,120
      TCI Portfolios - TCIGrowth ....................................       187,431        16.163625      3,029,564
      TCI Portfolios - TCIInternational .............................       140,670        11.748051      1,652,598
      Van Eck - Gold and Natural Resources Fund .....................       179,378        16.582948      2,974,616
      Van Eck - Worldwide Bond Fund .................................        51,233        14.339608        734,661
      Van Kampen American Capital LIT - Real Estate Securities Fund .        77,060        14.933196      1,150,752
      Warburg Pincus - International Equity Portfolio ...............       229,373        11.573771      2,654,711
      Warburg Pincus - Small Company Growth Portfolio ...............       101,386        13.975650      1,416,935

Multiple Payment contracts and Flexible Premium contracts:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............       149,312        17.319589      2,586,022
      Dreyfus Stock Index Fund ......................................       743,163        16.744674     12,444,022
      Fidelity VIP - Equity-Income Portfolio ........................     1,203,661        25.185570     30,314,888
      Fidelity VIP - Growth Portfolio ...............................     1,774,112        24.186560     42,909,666


      Fidelity VIP - High Income Portfolio ..........................       519,177        23.588786        12,246,755
      Fidelity VIP - Overseas Portfolio .............................       723,688        15.324813        11,090,383
      Fidelity VIP-II - Asset Manager Portfolio .....................       858,375        18.169993        15,596,668
      Fidelity VIP-II - Contrafund Portfolio ........................       741,153        13.356323         9,899,079
      Nationwide SAT - Capital Appreciation Fund ....................       373,658        18.410667         6,879,293
      Nationwide SAT - Government Bond Fund .........................       196,023        15.383251         3,015,471
      Nationwide SAT - Money Market Fund ............................     1,548,800        12.214743        18,918,194
      Nationwide SAT - Small Company Fund ...........................       325,390        13.915643         4,528,011
      Nationwide SAT - Total Return Fund ............................     1,740,045        21.988773        38,261,455
      Neuberger &Berman - Growth Portfolio ..........................       542,729        17.282005         9,379,445
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........       117,219        13.551318         1,588,472
      Neuberger &Berman - Partners Portfolio ........................       434,744        17.469360         7,594,699
      Oppenheimer - Bond Fund .......................................       260,488        15.764821         4,106,547
      Oppenheimer - Global Securities Fund ..........................       616,399        13.487753         8,313,837
      Oppenheimer - Multiple Strategies Fund ........................       287,199        18.446363         5,297,777
      Strong VIF - Strong Discovery Fund II .........................       305,653        16.514861         5,047,817
      Strong VIF - Strong International Stock Fund II ...............       103,783        11.208230         1,163,224
      Strong Special Fund II, Inc. ..................................       649,651        21.575419        14,016,493
      TCI Portfolios - TCIBalanced ..................................       137,856        14.642920         2,018,614
      TCI Portfolios - TCIGrowth ....................................       564,722        15.327392         8,655,715
      TCI Portfolios - TCIInternational .............................       145,930        11.890858         1,735,233
      TCI Portfolios - TCI Value ....................................           900        10.143687             9,129
      Van Eck - Gold and Natural Resources Fund .....................       174,641        18.284590         3,193,239
      Van Eck - Worldwide Bond Fund .................................       110,868        13.479157         1,494,407
      Van Eck - Worldwide Emerging Markets Fund .....................           319        10.078948             3,215
      Van Kampen American Capital LIT - Real Estate Securities Fund .       120,572        15.045195         1,814,029
      Warburg Pincus - International Equity Portfolio ...............       469,367        11.660648         5,473,123
      Warburg Pincus - Small Company Growth Portfolio ...............       402,279        14.080553         5,664,311

Modified Single Premium and Last Survivor Flexible Premium contracts:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............         7,118        11.180091            79,580
      Dreyfus Stock Index Fund ......................................        25,438        11.459856           291,516
      Fidelity VIP - Equity-Income Portfolio ........................        61,195        10.790149           660,303
      Fidelity VIP - Growth Portfolio ...............................        40,595        10.446167           424,062
      Fidelity VIP - High Income Portfolio ..........................        62,142        10.830462           673,027
      Fidelity VIP - Overseas Portfolio .............................         5,158        10.668178            55,026
      Fidelity VIP-II - Asset Manager Portfolio .....................        10,453        11.022140           115,214
      Fidelity VIP-II - Contrafund Portfolio ........................        35,353        11.249999           397,721
      Nationwide SAT - Capital Appreciation Fund ....................         8,542        11.610340            99,176
      Nationwide SAT - Government Bond Fund .........................         5,711        10.679205            60,989
      Nationwide SAT - Money Market Fund ............................       304,482        10.339005         3,148,041
      Nationwide SAT - Small Company Fund ...........................        20,576        10.524418           216,550
      Nationwide SAT - Total Return Fund ............................        64,330        11.444877           736,249
      Neuberger &Berman - Growth Portfolio ..........................        21,053         9.869834           207,790
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........         7,552        10.477247            79,124
      Neuberger &Berman - Partners Portfolio ........................        15,462        11.476324           177,447
      Oppenheimer - Bond Fund .......................................         7,727        10.644626            82,251
      Oppenheimer - Global Securities Fund ..........................         8,064        10.833847            87,364
      Oppenheimer - Multiple Strategies Fund ........................         9,746        10.937578           106,598
      Strong Special Fund II, Inc. ..................................         9,106        10.766829            98,043
      Strong VIF - Strong Discovery Fund II .........................        14,115         9.884557           139,521
      Strong VIF - Strong International Stock Fund II ...............         8,692        10.054422            87,393
      TCI Portfolios - TCIBalanced ..................................         6,725        10.931147            73,512
      TCI Portfolios - TCIGrowth ....................................         9,987         9.118427            91,066
      TCI Portfolios - TCIInternational .............................         4,661        10.773558            50,216
      Van Eck - Gold and Natural Resources Fund .....................         7,974        10.056004            80,187
      Van Eck - Worldwide Bond Fund .................................         2,209        10.516764            23,232
      Van Kampen American Capital LIT - Real Estate Securities Fund .        11,112        13.673840           151,944
      Warburg Pincus - International Equity Portfolio ...............        24,290         9.935018           241,322
      Warburg Pincus - Small Company Growth Portfolio ...............        24,804         9.827590           243,764
                                                                             ------         --------      ------------
                                                                                                          $409,169,174
                                                                                                          ============

                                                                      SCHEDULE I

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                 SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             FIDVIPEI           FIDVIPGR          FIDVIPHI          FIDVIPOV           FIDVIPAM
                                             --------           --------          --------          --------           --------
1996**
   Beginning unit value - Jan  1            $26.373971         30.259267         21.685282         17.526172         18.081878
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.217030          2.174262          1.977825           .431349          1.189904
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     2.528645          2.256603          1.050520          1.872575          1.435663
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.265018)         (.311006)         (.220314)         (.176013)         (.181740)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $29.854628         34.379126         24.493313         19.654083         20.525705
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                13%               14%               13%               12%               14%
================================================================================================================================
1995
   Beginning unit value - Jan  1            $19.708533         22.566466         18.151674         16.131866         15.607540
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.542607           .124738          1.314664           .123427           .327932
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     5.341041          7.828480          2.410020          1.428229          2.304058
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.218210)         (.260417)         (.191076)         (.157350)          (.157652)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $26.373971         30.259267         21.685282         17.526172         18.081878
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                34%               34%               19%                9%               16%
================================================================================================================================
1994
   Beginning unit value - Jan  1            $18.583057         22.785679         18.612185         16.009316         16.778042
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.395798          1.371061          1.706032           .082663           .815806
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.087894)        (1.381165)        (1.991707)          .196908         (1.832732)
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.182428)         (.209109)         (.174836)         (.157021)         (.153576)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $19.708533         22.566466         18.151674         16.131866         15.607540
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 6%               (1)%              (2)%               1%               (7)%
================================================================================================================================

                                             NSATGVTBD         NSATMYMKT         NSATTOTRE
                                             ---------         ---------         ---------
1996
   Beginning unit value - Jan. 1             19.357639         14.287454         22.138653
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.200383           .727569          1.479674
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.533024)          .000000          3.328301
--------------------------------------------------------------------------------------------
   Asset charges                              (.182764)         (.139845)         (.228944)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.842234         14.875178         26.717684
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                   3%              4%               21%
============================================================================================
1995
   Beginning unit value - Jan. 1             16.457035         13.652006         17.312690
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.167149           .768745          1.720678
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     1.903991           .000000          3.293404
--------------------------------------------------------------------------------------------
   Asset charges                              (.170536)         (.133297)         (.188119)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.357639         14.287454         22.138653
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                18%                5%               28%
============================================================================================
1994
   Beginning unit value - Jan. 1            17.168348         13.267517         17.291720
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           1.079469           .512535           .875020
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   (1.633239)          .000000          (.688478)
--------------------------------------------------------------------------------------------
   Asset charges                             (.157543)         (.128046)         (.165572)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              16.457035         13.652006         17.312690
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                              (4)%                3%                0%
============================================================================================

  * An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.
 **  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             NBAMTGRO          NBAMTLDMAT         OPPGLSEC           STSPEC2
                                             --------          ----------         --------           -------
1996***
   Beginning unit value - Jan  1            $22.976381         15.906671         11.503363         18.309087
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.084651          1.338753           .000000           .861320
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                      .004126          (.659070)         2.036434          2.443023
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.226973)         (.152474)         (.117611)         (.187014)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $24.838185         16.433880         13.422186         21.426416
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     unit value* (a)                                8%                3%               17%               17%
=================================================================================================================
1995
   Beginning unit value - Jan  1            $17.608267         14.475203         11.358489         14.690448
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .623265           .804090           .298934           .761035
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     4.945641           .771696          (.045712)         3.013032
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.200792)         (.144318)         (.108348)         (.155428)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $22.976381         15.906671         11.503363         18.309087
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                            30%               10%                1%               25%
=================================================================================================================
1994
   Beginning unit value - Jan  1            $18.709214         14.635617         12.162716         14.315226
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.255334           .618309           .214436           .411358
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (3.185612)         (.641424)         (.903773)          .103258
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.170669)         (.137299)         (.114890)         (.139394)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $17.608267         14.475203         11.358489          14.690448
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           (6)%               (1)%              (7)%               3%
=================================================================================================================

                                                TCIGRO          VEGOLDNR          VEWRLDBD         VKACRESEC         WPINTEQ
                                                ------          --------          --------         ---------         --------
1996***
   Beginning unit value - Jan  1             25.381408         12.839256         14.458585          10.784280       10.679811
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.847171           .272272           .394300            .288822         .226874
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (3.934619)         2.040791          (.034088)          4.051625         .835595
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.240311)         (.137772)         (.136142)          (.113219)       (.107765)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               24.053649         15.014547         14.682655          15.011508       11.634515
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     unit value* (a)                              (5)%               17%                2%                39%              9%
=============================================================================================================================
1995
   Beginning unit value - Jan  1             19.544976         11.677805         12.443161          10.000000              **
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .022491           .115292          1.008475            .092106
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     6.032555          1.160549          1.138120            .740132
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.218614)         (.114390)         (.131171)          (.047958)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               25.381408         12.839256         14.458585          10.784280
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                            30%               10%               16%              8%(B)
=============================================================================================================================
1994

   Beginning unit value - Jan  1             19.964524         12.382561         12.729709                **               **
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .002137           .062321           .051271
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.236035)         (.652194)         (.220753)
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.185650)         (.114883)         (.117066)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.544976         11.677805         12.443161
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           (2)%              (6)%              (2)%
=============================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                            DRYSRGRO     DRYSTKIX     FIDVIPEI     FIDVIPGR     FIDVIPHI
                                            --------     --------     --------     --------     --------
1996***
   Beginning unit value - Jan. 1         $14.242220    13.621789    21.648958    20.999607    22.388295
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .735836      .587431      .998669     1.508424     2.041281
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  2.266937     2.459672     2.069513     1.561724     1.079684
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.203172)    (.193899)    (.297162)    (.294823)    (.310696)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $17.041821    16.474993    24.419978    23.774932    25.198564
-----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                          20%          21%          13%          13%          13%
============================================================================================================
1995
   Beginning unit value - Jan. 1         $10.722275    10.088849    16.234159    15.715602    18.805616
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .392053      .361339     1.269479      .086841     1.361583
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.289798     3.326196     4.390826     5.444880     2.491513
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.161906)    (.154595)    (.245506)    (.247716)    (.270417)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $14.242220    13.621789    21.648958    20.999607    22.388295
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          33%          35%          33%          34%          19%
============================================================================================================
1994
   Beginning unit value - Jan. 1         $10.702403    10.131165    15.360584    15.923752    19.350153
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .276372      .283260     1.152726      .957853     1.773098
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  (.117327)    (.195255)    (.073161)    (.966373)   (2.069306)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.139173)    (.130321)    (.205990)    (.199630)    (.248329)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $10.722275    10.088849    16.234159    15.715602    18.805616
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           0%           0%           6%         (1)%         (3)%
============================================================================================================

                                           FIDVIPOV     FIDVIPAM    FIDVIPCON    NSATCAPAP    NSATGVTBD
                                           --------     --------    ---------    ---------    ---------
1996***
   Beginning unit value - Jan. 1          12.667544    17.721708    11.071965    14.444672    16.104612
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .311669     1.165823      .104326      .749268      .996469
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.350232     1.401973     2.236026     2.998693     (.443598)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.173779)    (.243295)    (.155475)    (.208575)    (.207709)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            14.155666    20.046209    13.256842    17.984058    16.449774
-----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                          12%          13%          20%          25%           2%
============================================================================================================
1995
   Beginning unit value - Jan. 1          11.700527    15.350115    10.000000    11.312336    13.739287
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .089493      .322418      .142783      .642275      .972265
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.033414     2.260958      .998389     2.653961     1.587542
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.155890)    (.211783)    (.069207)    (.163900)    (.194482)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            12.667544    17.721708    11.071965    14.444672    16.104612
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          8%          15%       11%(B)          28%          17%
============================================================================================================
1994
   Beginning unit value - Jan. 1          11.652241    16.559029       **        11.563943    14.383265
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .060146      .804872                   .182742      .902346
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .144272    (1.806726)                 (.286826)   (1.366016)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.156132)    (.207060)                 (.147523)    (.180308)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            11.700527    15.350115                 11.312336    13.739287
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          0%         (7)%                      (2)%         (4)%
============================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                           NSATMYMKT        NSATSMCO          NSATTOTRE        NBAMTGRO       NBAMTLMAT
                                           ---------        --------          ---------        --------       ---------
1996***
   Beginning unit value - Jan  1          $12.028786       11.410311          19.154939       16.264834       13.684722
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .611421         .133295           1.276326        1.474851        1.151075
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000        2.456523           2.875006         .000818        (.567983)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.161103)       (.166908)          (.270588)       (.219491)       (.179189)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $12.479104       13.833221          23.035683       17.521012       14.088625
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           4%             21%                20%              8%               3%
====================================================================================================================================
1995
   Beginning unit value - Jan  1          $11.534440       10.000000          15.031721       12.508337       12.496729
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .648458         .017459           1.489410         .442496         .693794
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000        1.418328           2.856936        3.508824         .664378
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.154112)       (.025476)          (.223128)       (.194823)       (.170179)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $12.028786       11.410311          19.154939       16.264834       13.684722
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           4%           14%(b)               27%             30%             10%
====================================================================================================================================
1994
   Beginning unit value - Jan  1          $11.249231              **          15.066007       13.336899       12.679406
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .433762                            .760244        1.607088         .535454
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000                           (.597472)      (2.269450)       (.555628)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.148553)                          (.197058)       (.166200)       (.162503)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $11.534440                          15.031721       12.508337       12.496729
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           3%                                 0%            (6)%              (1)%
====================================================================================================================================

                                          NBAMTPART         OPPBDFD        OPPGLSEC         OPPMULT       STDISC2        STINTSTK2
                                          ---------         -------        --------         -------       -------        ---------
1996***
   Beginning unit value - Jan  1          13.495873       16.056725       11.413379       16.404926       16.214896      10.226632
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .549661        1.030165         .000000        1.247087        3.300617        .050938
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.411340        (.269155)       2.016448        1.276232       (3.177170)      1.007488
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                           (.197162)       (.209417)       (.159401)       (.227169)       (.204800)      (.143255)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            17.259712       16.608318       13.270426       18.701076       16.133543      11.141803
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                         28%              3%             16%             14%             (1)%            9%
====================================================================================================================================
1995
   Beginning unit value - Jan  1          10.018146       13.903136       11.309050       13.693997       12.144445      10.000000
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .081860         .956955         .297396        1.103154         .211667        .041085
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.550382        1.391543        (.045694)       1.805769        4.042004        .209467
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                           (.154515)       (.194909)       (.147373)       (.197994)       (.183220)      (.023920)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            13.495873       16.056725       11.413379       16.404926       16.214896      10.226632
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                         35%             15%              1%            20%              34%           2%(b)
====================================================================================================================================
1994
   Beginning unit value - Jan  1          10.000000       14.362878       12.152136       14.148115       13.003547             **
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .000000         .809172         .214078         .720350         .971167
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .072562       (1.086058)       (.900362)       (.993926)      (1.670283)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            .054416        (.182856)       (.156802)       (.180542)       (.159986)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            10.018146       13.903136       11.309050       13.693997       12.144445
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       0%(b)            (3)%            (7)%            (3)%            (7)%
====================================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                          STSPEC2           TCIBAL          TCIGRO          TCIINT        VEGOLDNR
                                          -------           ------          ------          ------        --------
1996***
   Beginning unit value - Jan. 1       $18.074367        12.914886       17.116040       10.403803       14.230388
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .849403          .609960        1.918348         .247063         .301335
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                2.405871          .954721       (2.649394)       1.239275        2.259820
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.252187)        (.176058)       (.221369)       (.142090)       (.208595)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $21.077454        14.303509       16.163625       11.748051       16.582948
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       17%              11%            (6)%             13%             17%
==================================================================================================================
1995
   Beginning unit value - Jan. 1       $14.552799        10.801955       13.226279        9.392654       12.988341
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
    and dividends                         .753037          .305779         .015219         .000000         .127947
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                2.978850         1.961461        4.076606        1.136602        1.287916
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.210319)        (.154309)       (.202064)       (.125453)       (.173816)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $18.074367        12.914886       17.116040       10.403803       14.230388
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       24%              20%             29%             11%             10%
==================================================================================================================
1994
   Beginning unit value - Jan. 1       $14.230663        10.876445       13.557427       10.000000       13.820369
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .407898          .260556         .001450         .000000         .069418
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                 .103521         (.194370)       (.160376)       (.554327)       (.726294)
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.189283)        (.140676)       (.172222)       (.053019)       (.175152)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $14.552799        10.801955       13.226279        9.392654       12.988341
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                        2%             (1)%            (2)%         (6)%(b)            (6)%
==================================================================================================================

                                       VEWRLDBD       VKACRESEC         WPLNTEQ          WPSMCOGR
                                       --------       ---------         -------          --------
1996***
   Beginning unit value - Jan. 1      14.170551       10.765797       10.661502         12.430586
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                      .385883         .287384         .225731           .000000
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.034573)       4.034391         .833478          1.720228
-------------------------------------------------------------------------------------------------
   Asset charges                       (.182253)       (.154376)       (.146940)         (.175164)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31        14.339608       14.933196       11.573771         13.975650
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                      1%             39%              9%               12%
=================================================================================================
1995
   Beginning unit value - Jan. 1    $ 12.237880       10.000000       10.000000         10.000000
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
    and dividends                       .990055         .091962         .077347           .000000
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              1.118852         .739397         .650501          2.501606
-------------------------------------------------------------------------------------------------
   Asset charges                       (.176236)       (.065562)       (.066346)         (.071020)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $ 14.170551       10.765797       10.661502         12.430586
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                     16%           8%(b)           7%(b)            24%(b)
=================================================================================================
1994
   Beginning unit value - Jan. 1    $ 12.563474             **              **               **
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                      .050533
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.218292)
-------------------------------------------------------------------------------------------------
   Asset charges                       (.157835)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $ 12.237880
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    (3)%
=================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                     YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                     DRYSRGRO       DRYSTKIX       FIDVIPEI      FIDVIPGR       FIDVIPHI
                                     --------       --------       --------      --------       --------
1996***
   Beginning unit value - Jan. 1   $14.401809      13.775382      22.215745     21.256059      20.852993
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .747630        .596225       1.025291      1.527554       1.902180
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            2.296912       2.494042       2.132663      1.587071       1.012148
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.126762)      (.120975)      (.188129)     (.184124)      (.178535)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $17.319589      16.744674      25.185570     24.186560      23.588786
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   20%            22%            13%           14%            13%
========================================================================================================
1995
   Beginning unit value - Jan. 1   $10.788547      10.151919      16.576413     15.828463      17.428943
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .396430        .364933       1.297971       .087506       1.262495
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            3.317353       3.354508       4.496038      5.494030       2.316172
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.100521)      (.095978)      (.154677)     (.153940)      (.154617)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $14.401809      13.775382      22.215745     21.256059      20.852993
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   33%            36%            34%           34%            20%
========================================================================================================
1994
   Beginning unit value - Jan. 1   $10.715005      10.143796      15.606442     15.958341      17.844401
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .278073        .284601       1.172669       .960381       1.635883
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.118575)      (.195976)      (.073581)     (.966828)     (1.910067)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.085956)      (.080502)      (.129117)     (.123431)      (.141274)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $10.788547      10.151919      16.576413     15.828463      17.428943
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    1%             0%             6%          (1)%           (2)%
========================================================================================================

                                     FIDVIPOV      FIDVIPAM      FIDVIPCON      NSATCAPAP      NSATGVTBD
                                     --------      --------      ---------      ---------      ---------
1996***
   Beginning unit value - Jan. 1    13.645033     15.982529      11.099135      14.713230      14.984933
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .335875      1.051899        .104631        .766553        .930103
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.459385      1.270941       2.248711       3.061949       (.412550)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.115480)     (.135376)      (.096154)      (.131065)      (.119235)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      15.324813     18.169993      13.356323      18.410667      15.383251
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   12%           14%            20%            25%             3%
========================================================================================================
1995
   Beginning unit value - Jan. 1    12.540728     13.774855      10.000000      11.465403      12.720514
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .095965       .289466        .143118        .653781        .903001
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.111417      2.035460        .998657       2.696528       1.472503
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.103077)     (.117252)      (.042640)      (.102482)      (.111085)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      13.645033     15.982529      11.099135      14.713230      14.984933
   Percentage increase (decrease)
     in unit value* (a)                    9%           16%         11%(b)            28%            18%
========================================================================================================
1994
   Beginning unit value - Jan. 1    12.426854     14.785784         **          11.662121      13.250482
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .064174       .719044                       .184927        .833925
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .152413     (1.615920)                     (.289863)     (1.261429)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.102713)     (.114053)                     (.091782)      (.102464)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      12.540728     13.774855                     11.465403      12.720514
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    1%          (7)%                          (2)%           (4)%
========================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b)  This investment option was not utilized for the entire year indicated.
**   This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    NSATMYMKT     NSATSMCO    NSATTOTRE     NBAMTGRO    NBAMTLMAT    NBAMTPART
                                    ---------     --------    ---------     --------    ---------    ---------
1996***
   Beginning unit value - Jan. 1   $11.714295    11.420759    18.192762    15.962482    13.096811    13.591346
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .596995      .133983     1.217547     1.448641     1.102543      .554011
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .000000     2.463983     2.737018      .003774     (.542247)    3.446498
----------------------------------------------------------------------------------------------------------------
   Asset charges                     (.096547)    (.103082)    (.158554)    (.132892)    (.105789)    (.122495)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $12.214743    13.915643    21.988773    17.282005    13.551318    17.469360
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   4%           22%          21%           8%           3%          29%
================================================================================================================
1995
   Beginning unit value - Jan. 1  $11.176411    10.000000    14.205723    12.214794    11.900389    10.038887
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .629782      .017475     1.413734      .432461      .661221      .082096
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            .000000     1.418968     2.703396     3.432609      .635177     3.565899
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.091898)    (.015684)    (.130091)    (.117382)    (.099976)    (.095536)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $11.714295    11.420759    18.192762    15.962482    13.096811    13.591346
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   5%       14%(b)          28%          31%          10%          35%
================================================================================================================
1994
   Beginning unit value - Jan. 1  $10.845265           **    14.167308     12.959107   12.014277    10.000000
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .419275                   .717782     1.562441      .507651      .000000
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            .000000                  (.565055)   (2.207122)    (.526553)     .072401
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.088129)                 (.114312)    (.099632)    (.094986)    (.033514)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $11.176411                 14.205723    12.214794    11.900389    10.038887
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   3%                        0%         (6)%         (1)%        0%(b)
================================================================================================================

                                     OPPBDFD     OPPGLSEC      OPPMULT      STDISC2     STINTSTK2
                                     -------     --------      -------      -------     ---------
1996***
   Beginning unit value - Jan. 1   15.164813    11.542134    16.100377    16.514850     10.236021
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .975830      .000000     1.226905     3.367146       .051144
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)           (.253799)    2.045080     1.256649    (3.238459)     1.009533
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.122023)    (.099461)    (.137568)    (.128676)     (.088468)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     15.764821    13.487753    18.446363    16.514861     11.208230
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   4%          17%          15%           0%            9%
================================================================================================================
1995
   Beginning unit value - Jan. 1  $13.065574    11.379737    13.372968    12.307607     10.000000
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .902009      .299595     1.079776      .215562       .041121
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)           1.310232     (.045711)    1.766931     4.106245       .209625
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.113002)    (.091487)    (.119298)    (.114564)     (.014725)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $15.164813    11.542134    16.100377    16.514850     10.236021
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                  16%           1%          20%          34%         2%(b)
================================================================================================================
1994
   Beginning unit value - Jan. 1  $13.430475    12.167250    13.747705    13.112678           **
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .759284      .214589      .702216      .983647
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)          (1.018698)    (.905246)    (.968729)   (1.689193)
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.105487)    (.096856)    (.108224)    (.099525)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $13.065574    11.379737    13.372968    12.307607
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                 (3)%         (6)%         (3)%         (6)%
================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       STSPEC2        TCIBAL       TCIGRO       TCIINT     TCIVALUE
                                       -------        ------       ------       ------     --------
1996***
   Beginning unit value - Jan. 1    $18.408627     13.155049    16.149061    10.477472    10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .866384       .622373     1.812196      .249286      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             2.458870       .976138    (2.505020)    1.252389      .145457
---------------------------------------------------------------------------------------------------
   Asset charges                      (.158462)     (.110640)    (.128845)    (.088289)    (.001770)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $21.575419     14.642920    15.327392    11.890858    10.143687
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    17%           11%         (5)%          13%        1%(b)
===================================================================================================
1995
   Beginning unit value - Jan. 1    $14.748256     10.948128    12.417011     9.412116           **
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .764407       .310910      .014289      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             3.027469      1.992508     3.834812     1.142911
---------------------------------------------------------------------------------------------------
   Asset charges                      (.131505)     (.096497)    (.117051)    (.077555)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $18.408627     13.155049    16.149061    10.477472
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    25%           20%          30%          11%
===================================================================================================
1994
   Beginning unit value - Jan. 1    $14.350073     10.968814    12.664593    10.000000           **
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .412806       .263602      .001356      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .103139      (.196764)    (.149703)    (.555221)
---------------------------------------------------------------------------------------------------
   Asset charges                      (.117762)     (.087524)    (.099235)    (.032663)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $14.748256     10.948128    12.417011     9.412116
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                     3%            0%         (2)%        6%(b)
===================================================================================================

                                     VEGOLDNR     VEWRLDBD    VEWRLDEMKT    VKACRESEC      WPLNTEQ    WPSMCOGR
                                     --------     --------    ----------    ---------      -------    --------
1996***
   Beginning unit value - Jan. 1    15.612002    13.253457     10.000000    10.792212    10.687672   12.461074
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .331277      .361660       .000000      .289441      .227366     .000000
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            2.482492     (.030793)      .080699     4.059026      .836487    1.727810
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.141181)    (.105167)     (.001751)    (.095484)    (.090877)   (.108331)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      18.284590    13.479157     10.078948    15.045195    11.660648   14.080553
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   17%           2%         1%(b)          39%           9%         13%
==============================================================================================================
1995
   Beginning unit value - Jan. 1    14.178501    11.388987            **    10.000000    10.000000   10.000000
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .140115      .923751                    .092168      .077521     .000000
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.410450     1.041904                    .740443      .651025    2.504833
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.117064)    (.101185)                  (.040399)    (.040874)   (.043759)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      15.612002    13.253457                  10.792212    10.687672   12.461074
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   10%          16%                      8%(b)        7%(b)     25%(b)
==============================================================================================================
1994
   Beginning unit value - Jan. 1    15.011706    11.633841            **           **           **          **
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .075618      .046884
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.791458)    (.201583)
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.117365)    (.090155)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      14.178501    11.388987
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                  (6)%         (2)%
==============================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
      MODIFIED SINGLE PREMIUM AND LAST SURVIVOR FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE
                          YEAR ENDED DECEMBER 31, 1996

                                      DRYSRGRO          DRYSTKIX         FIDVIPEI          FIDVIPGR
                                      --------          --------         --------          --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .482403           .358216          .000000           .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .697688          1.101640          .790149           .446167
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $11.180091         11.459856        10.790149         10.446167
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  12%(b)            15%(b)            8%(b)             4%(b)
===================================================================================================
                                      FIDVIPCON        NSATCAPAP        NSATGVTBD         NSATMYMKT
                                      ---------        ---------        ---------         ---------
1996**
   Beginning unit value - Jan. 1     $10.000000        10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .000000           .445367          .489314           .339005
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             1.249999          1.164973          .189891           .000000
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $11.249999         11.610340        10.679205         10.339005
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  12%(b)            16%(b)            7%(b)             3%(b)
===================================================================================================
                                      NBAMTLMAT         NBAMTPART          OPPBDFD         OPPGLSEC
                                      ---------         ---------          -------         --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .000000           .000000          .479143           .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .477247          1.476324          .165483           .833847
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.477247         11.476324        10.644626         10.833847
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   5%(b)            15%(b)            6%(b)             8%(b)
===================================================================================================

                                     FIDVIPHI         FIDVIPOV          FIDVIPAM
                                     --------         --------          --------
1996**
   Beginning unit value - Jan. 1    10.000000        10.000000         10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .000000          .000000           .000000
--------------------------------------------------------------------------------
   Unrealized gain (loss)             .830462          .668178          1.022140
--------------------------------------------------------------------------------
   Contract charges                   .000000          .000000           .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31       10.830462        10.668178         11.022140
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  8%(b)            7%(b)            10%(b)
================================================================================
                                      NSATSMCO        NSATTOTRE         NBAMTGRO
                                      --------        ---------         --------
1996**
   Beginning unit value - Jan. 1     10.000000        10.000000        10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .095576          .580169          .000000
--------------------------------------------------------------------------------
   Unrealized gain (loss)              .428842          .864708         (.130166)
--------------------------------------------------------------------------------
   Contract charges                    .000000          .000000          .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.524418        11.444877         9.869834
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                    5%(b)           14%(b)           (1)%(b)
================================================================================
                                       OPPMULT          STDISC2        STINTSTK2
                                       -------          -------        ---------
1996**
   Beginning unit value - Jan. 1    $10.000000        10.000000        10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .402281          .520758          .045738
--------------------------------------------------------------------------------
   Unrealized gain (loss)              .535297         (.636201)         .008684
--------------------------------------------------------------------------------
   Contract charges                    .000000          .000000          .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31        10.937578         9.884557        10.054422
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   9%(b)          (1)%(b)            1%(b)
================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

      MODIFIED SINGLE PREMIUM AND LAST SURVIVOR FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                          YEAR ENDED DECEMBER 31, 1996

                                       STSPEC2            TCIBAL           TCIGRO            TCIINT
                                       -------            ------           ------            ------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .045100           .122861          .000000           .224735
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .721729           .808286         (.881573)          .548823
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.766829         10.931147         9.118427         10.773558
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   8%(b)             9%(b)          (9)%(b)             8%(b)
===================================================================================================

                                      VEGoldNR         VEWrldNR         VKACRESec
                                      --------         --------         ---------
1996**
   Beginning unit value - Jan. 1     10.000000        10.000000         10.000000
---------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .181335          .280847           .255666
---------------------------------------------------------------------------------
   Unrealized gain (loss)             (.125331)         .235917          3.418174
---------------------------------------------------------------------------------
   Contract charges                    .000000          .000000           .000000
---------------------------------------------------------------------------------
   Ending unit value - Dec. 31       10.056004        10.516764         13.673840
---------------------------------------------------------------------------------
  Percentage increase (decrease)
     in unit value*(a)                   1%(b)            5%(b)            37%(b)
=================================================================================

                                       WPINTEQ          WPSMCOGR
                                       -------          --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000
----------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .193639           .000000
----------------------------------------------------------------
   Unrealized gain (loss)             (.258621)         (.172410)
----------------------------------------------------------------
   Contract charges                    .000000           .000000
----------------------------------------------------------------
   Ending unit value - Dec.31        $9.935018          9.827590
----------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                 (1)%(b)           (2)%(b)
================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  No other investment options were being utilized.

See note 6.

                          Independent Auditors' Report
                          ----------------------------

The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of Nationwide VLI Separate Account-2:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-2 as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

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                                       65

         This report is for the information of contract owners with funds in the Nationwide VLI Separate Account-2. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1997, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

NATIONWIDE LIFE INSURANCE COMPANY
HOME OFFICE: ONE NATIONWIDE PLAZA - COLUMBUS, OHIO 43215-2220

                                                         Bulk Rate
                                                       U.S. Postage

                                                           PAID

                                                      Columbus, Ohio
                                                      Permit No. 521




Nationwide(R) is a registered federal service mark of Nationwide Mutual Insurance Company